UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-21574

Eaton Vance Floating-Rate Income Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

May 31

Date of Fiscal Year End

May 31, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance

Floating-Rate Income Trust (EFT)

Annual Report

May 31, 2017

Commodity Futures Trading Commission Registration. Effective December 31, 2012, the Commodity Futures Trading Commission (“CFTC”) adopted certain regulatory changes that subject registered investment companies and advisers to regulation by the CFTC if a fund invests more than a prescribed level of its assets in certain CFTC-regulated instruments (including futures, certain options and swap agreements) or markets itself as providing investment exposure to such instruments. The Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act. Accordingly, neither the Fund nor the adviser with respect to the operation of the Fund is subject to CFTC regulation. Because of its management of other strategies, the Fund’s adviser is registered with the CFTC as a commodity pool operator and a commodity trading advisor.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Annual Report May 31, 2017

Eaton Vance

Floating-Rate Income Trust

Table of Contents

Management’s Discussion of Fund Performance	2

Performance	3

Fund Profile	4

Endnotes and Additional Disclosures	5

Financial Statements	6

Report of Independent Registered Public Accounting Firm	41

Federal Tax Information	42

Annual Meeting of Shareholders	43

Dividend Reinvestment Plan	44

Board of Trustees’ Contract Approval	46

Management and Organization	49

Important Notices	52

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Management’s Discussion of Fund Performance1

Economic and Market Conditions

The U.S. floating-rate loan market delivered strong performance during the fiscal year ended May 31, 2017, with the S&P/LSTA Leveraged Loan Index (the Index),2 a broad barometer of the loan market, returning 7.49% for the 12-month period. Positive returns were driven by coupon income as well as price appreciation.

As the period opened on June 1, 2016, the loan market was several months into a rally that would continue through the end of the period, with May 2017 marking the 15th straight month of positive returns for the asset class. Increasing anticipation of higher interest rates, culminating in rate hikes by the Federal Reserve Board in December 2016 and March 2017, made loans an appealing asset class. Lower-quality credit8 tiers in the Index outperformed higher quality tiers, as investors appeared to display an increased appetite for risk.

Technical factors contributed to the rally as well. Loan mutual funds experienced net inflows, and loan demand outstripped supply for most of the period. Significant inflows into high yield bond funds, which have also tended to own floating-rate loans, added to loan demand. Loan prices in the Index appreciated in most months of the period through February 2017, except for modest declines in June and November 2016, after the U.K.’s “Brexit” vote and the U.S. presidential election. In the closing months of the period, however, price appreciation waned as the asset class approached full valuation. By May 2017, nearly three-quarters of the loans in the Index were trading at or slightly above par value.

With the U.S. economy continuing its low-growth recovery during the period, continued health in corporate fundamentals kept the default rate fairly benign. The loan default rate, a measure of corporate health and credit risk in the overall market, was 1.29%, well below the market’s long-term average of 3.11%, according to Standard & Poor’s Leveraged Commentary & Data.

Fund Performance

For the 12-month period ended May 31, 2017, Eaton Vance Floating-Rate Income Trust (the Fund) had a total return of 12.65% at net asset value (NAV), outperforming the 7.49% return of the Index.

Under normal market conditions, the Fund invests at least 80% of its total assets in senior loans of domestic and foreign borrowers that are denominated in U.S. dollars, euros, British pounds, Swiss francs, Canadian dollars and Australian dollars. In keeping with the Fund’s secondary objective of preservation of capital, the Fund has historically tended to underweight lower-quality loans, a strategy that may help the Fund experience limited credit losses over time, but may detract from relative performance versus the Index during periods when lower-quality issues outperform.

For the 12-month period, BBB-rated loans in the Index returned 3.99%, BB-rated loans in the Index returned 4.78%, B-rated loans in the Index returned 7.72%, CCC-rated loans in the Index returned 25.93%, and D-rated (defaulted) loans in the Index returned 26.90%. The Fund’s underweight to BBB-rated loans, which underperformed the Index, aided relative performance versus the Index. Credit selection within the BBB, BB and B ratings tiers of the loan market was beneficial to relative performance as well. In contrast, the Fund’s underweight to loans rated CCC and below, which performed strongly during the period, detracted from relative results versus the Index.

On a sector-level basis, credit selection and an overweight in the metals/mining sector contributed to relative performance versus the Index, as the sector outperformed the overall loan market during the period. Credit selection within the financial intermediaries, food service and publishing sectors aided relative performance as well. On the downside, an underweight to the oil & gas sector, as well as credit selection within that segment, hurt relative performance.

The Fund’s employment of investment leverage6 also contributed to performance versus the Index. The use of leverage has the effect of achieving additional exposure to the loan market, and thus magnifying a fund’s exposure to its underlying investments in both up and down market environments. The use of leverage helped performance versus the Index, which does not employ leverage, as leverage amplified both coupon yield and price appreciation in the Fund’s loan portfolio during the period.

The Fund’s out-of-Index holdings in high-yield debt were also a contributor to performance versus the Index, as high-yield bonds in general outperformed the loan market during the period.

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

2

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Performance2,3

Portfolio Managers Scott H. Page, CFA and Ralph Hinckley, CFA

% Average Annual Total Returns	Inception Date	One Year	Five Years	Ten Years
Fund at NAV	06/29/2004	12.65%	6.60%	5.21%
Fund at Market Price	—	18.58	5.64	4.65
S&P/LSTA Leveraged Loan Index	—	7.49%	4.73%	4.51%

% Premium/Discount to NAV[4]
				–2.70%

Distributions[5]
Total Distributions per share for the period				$0.873
Distribution Rate at NAV				5.32%
Distribution Rate at Market Price				5.47%

% Total Leverage[6]
Borrowings				25.98%
Variable Rate Term Preferred Shares (VRTP Shares)				8.45

See Endnotes and Additional Disclosures in this report.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value (NAV) or market price (as applicable) with all distributions reinvested and include management fees and other expenses. Fund performance at market price will differ from its results at NAV due to factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for Fund shares, or changes in Fund distributions. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance less than or equal to one year is cumulative. Performance is for the stated time period only; due to market volatility, current Fund performance may be lower or higher than the quoted return. For performance as of the most recent month-end, please refer to eatonvance.com.

3

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Fund Profile

Top 10 Issuers (% of total investments)7

Valeant Pharmaceuticals International, Inc.	1.4%

Reynolds Group Holdings, Inc.	1.2

Univision Communications, Inc.	1.1

Asurion, LLC	1.1

TransDigm, Inc.	1.0

Infor (US), Inc.	0.9

Intelsat Jackson Holdings S.A.	0.9

Virgin Media Bristol, LLC	0.8

EIG Investors Corp.	0.8

MEG Energy Corp.	0.8

Total	10.0%

Top 10 Sectors (% of total investments)7

Health Care	9.4%

Electronics/Electrical	8.6

Business Equipment and Services	7.2

Chemicals and Plastics	5.0

Drugs	4.6

Retailers (Except Food and Drug)	4.3

Telecommunications	4.2

Industrial Equipment	4.0

Leisure Goods/Activities/Movies	3.8

Lodging and Casinos	3.4

Total	54.5%

Credit Quality (% of bonds, loans and asset-backed securities)[8]

See Endnotes and Additional Disclosures in this report.

4

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Endnotes and Additional Disclosures

[1]

The views expressed in this report are those of the portfolio manager(s) and are current only through the date stated at the top of this page. These views are subject to change at any time based upon market or other conditions, and Eaton Vance and the Fund(s) disclaim any responsibility to update such views. These views may not be relied upon as investment advice and, because investment decisions are based on many factors, may not be relied upon as an indication of trading intent on behalf of any Eaton Vance fund. This commentary may contain statements that are not historical facts, referred to as “forward looking statements”. The Fund’s actual future results may differ significantly from those stated in any forward looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of Fund shares, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in the Fund’s filings with the Securities and Exchange Commission.

[2]

S&P/LSTA Leveraged Loan Index is an unmanaged index of the institutional leveraged loan market. Unless otherwise stated, index returns do not reflect the effect of any applicable sales charges, commissions, expenses, taxes or leverage, as applicable. It is not possible to invest directly in an index.

[3]

Performance results reflect the effects of leverage. The Fund’s performance for certain periods reflects the effects of expense reductions. Absent these reductions, performance would have been lower. Performance since inception for an index, if presented, is the performance since the Fund’s or oldest share class’ inception, as applicable.

[4]

The shares of the Fund often trade at a discount or premium from their net asset value. The discount or premium of the Fund may vary over time and may be higher or lower than what is quoted in this report. For up-to-date premium/discount information, please refer to http://eatonvance.com/closedend.

[5]

The Distribution Rate is based on the Fund’s last regular distribution per share in the period (annualized) divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of amounts characterized for federal income tax purposes as qualified and non-qualified ordinary dividends, capital gains and nondividend distributions, also known as return of capital. For additional information about nondividend distributions, please refer to Eaton Vance Closed-End Fund Distribution Notices (19a) posted on our website, eatonvance.com. The Fund will determine the federal income tax character of distributions paid to a shareholder after the end of the calendar year. This is reported on the IRS form 1099-DIV and provided to the shareholder shortly after each year-end. For information about the tax character of distributions made in prior calendar years, please refer to Performance-Tax Character of Distributions on the Fund’s webpage available at eatonvance. com. The Fund’s distributions are determined by the investment adviser based on its current assessment of the Fund’s long-term return potential. Fund distributions may be affected by numerous factors including changes in Fund performance, the cost of financing for leverage, portfolio holdings, realized and projected returns, and other factors. As portfolio and market conditions change, the rate of distributions paid by the Fund could change.

[6]

Leverage represents the liquidation value of the Fund’s VRTP Shares and borrowings outstanding as a percentage of Fund net assets applicable to common shares plus VRTP Shares and borrowings outstanding. Use of leverage creates an opportunity for income, but creates risks including greater price volatility. The cost of leverage rises and falls with changes in short-term interest rates. The Fund may be required to maintain prescribed asset coverage for its leverage and may be required to reduce its leverage at an inopportune time.

[7]	Excludes cash and cash equivalents.

[8]

Credit ratings are categorized using S&P. Ratings, which are subject to change, apply to the creditworthiness of the issuers of the underlying securities and not to the Fund or its shares. Credit ratings measure the quality of a bond based on the issuer’s creditworthiness, with ratings ranging from AAA, being the highest, to D, being the lowest based on S&P’s measures. Ratings of BBB or higher by S&P are considered to be investment-grade quality. Credit ratings are based largely on the ratings agency’s analysis at the time of rating. The rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition and does not necessarily reflect its assessment of the volatility of a security’s market value or of the liquidity of an investment in the security. Holdings designated as “Not Rated” are not rated by S&P.

Fund profile subject to change due to active management.

5

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments

Senior Floating-Rate Loans — 138.0%(1)

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 2.4%
IAP Worldwide Services, Inc.
Revolving Loan, 1.38%, Maturing July 18, 2018(2)		325	$321,667
Term Loan - Second Lien, 8.00%, Maturing July 18, 2019(3)		438	350,349
Silver II US Holdings, LLC
Term Loan, 4.15%, Maturing December 13, 2019		3,740	3,730,395
TransDigm, Inc.
Term Loan, 4.13%, Maturing February 28, 2020		2,906	2,920,889
Term Loan, 4.14%, Maturing June 4, 2021		1,994	2,002,971
Term Loan, 4.04%, Maturing June 9, 2023		4,717	4,730,837
Wesco Aircraft Hardware Corp.
Term Loan, 4.05%, Maturing October 4, 2021		1,048	1,049,763

			$15,106,871

Automotive — 2.8%
Allison Transmission, Inc.
Term Loan, 3.03%, Maturing September 23, 2022		1	$1,455
American Axle and Manufacturing, Inc.
Term Loan, 3.28%, Maturing April 6, 2024		3,375	3,371,625
Bright Bidco B.V.
Term Loan, Maturing February 27, 2024(4)		1,200	1,219,500
CS Intermediate Holdco 2, LLC
Term Loan, 3.90%, Maturing October 26, 2023		621	623,612
Dayco Products, LLC
Term Loan, Maturing May 8, 2023(4)		1,125	1,123,594
FCA US, LLC
Term Loan, 2.99%, Maturing December 31, 2018		1,338	1,347,153
Federal-Mogul Holdings Corporation
Term Loan, 4.77%, Maturing April 15, 2021		4,230	4,242,715
Horizon Global Corporation
Term Loan, 5.54%, Maturing June 30, 2021		419	423,427
Sage Automotive Holdings, Inc.
Term Loan, 6.04%, Maturing October 27, 2022		798	802,988
TI Group Automotive Systems, LLC
Term Loan, 3.75%, Maturing June 30, 2022	EUR	887	1,006,845
Term Loan, 3.79%, Maturing June 30, 2022		1,305	1,314,914
Tower Automotive Holdings USA, LLC
Term Loan, 3.75%, Maturing March 7, 2024		1,421	1,423,013
Visteon Corporation
Term Loan, 3.33%, Maturing March 24, 2024		685	690,772

			$17,591,613

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Beverage and Tobacco — 0.7%
9941762 Canada, Inc.
Term Loan, 4.89%, Maturing December 15, 2023	2,394	$2,414,947
Flavors Holdings, Inc.
Term Loan, 6.90%, Maturing April 3, 2020	1,349	1,241,042
Term Loan - Second Lien, 11.15%, Maturing October 3, 2021(3)	1,000	725,000

		$4,380,989

Brokerage / Securities Dealers / Investment Houses — 1.0%
Aretec Group, Inc.
Term Loan, 8.00%, Maturing November 23, 2020	1,137	$1,147,969
Term Loan - Second Lien, 6.50%, (2.00% Cash, 4.50% PIK), Maturing May 23, 2021	3,316	3,179,567
Resolute Investment Managers, Inc.
Term Loan - Second Lien, 9.92%, Maturing March 3, 2023	300	301,500
Salient Partners L.P.
Term Loan, 9.66%, Maturing May 19, 2021	797	765,450
Virtus Investment Partners, Inc.
Term Loan, Maturing February 28, 2024(4)	550	558,937

		$5,953,423

Building and Development — 3.1%
American Builders & Contractors Supply Co., Inc.
Term Loan, 3.54%, Maturing October 31, 2023	2,850	$2,868,209
Auction.com, LLC
Term Loan, 6.05%, Maturing May 12, 2019	1,103	1,113,525
CPG International, Inc.
Term Loan, 4.90%, Maturing May 3, 2024	2,042	2,048,813
DTZ U.S. Borrower, LLC
Term Loan, 4.44%, Maturing November 4, 2021	4,163	4,184,487
Henry Company, LLC
Term Loan, 5.54%, Maturing October 5, 2023	349	353,925
Quikrete Holdings, Inc.
Term Loan, 3.79%, Maturing November 15, 2023	2,893	2,892,027
RE/MAX International, Inc.
Term Loan, 3.90%, Maturing December 15, 2023	2,112	2,121,058
Realogy Corporation
Term Loan, 3.29%, Maturing July 20, 2022	569	573,318
Summit Materials Companies I, LLC
Term Loan, 3.79%, Maturing July 17, 2022	688	695,380
WireCo WorldGroup, Inc.
Term Loan, 6.70%, Maturing September 30, 2023	647	653,622
Term Loan - Second Lien, 10.20%, Maturing September 30, 2024	1,500	1,510,312

		$19,014,676

6	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services — 11.1%
Acosta Holdco, Inc.
Term Loan, 4.29%, Maturing September 26, 2021		3,318	$3,105,671
AlixPartners, LLP
Term Loan, 4.15%, Maturing April 4, 2024		2,100	2,115,225
Altisource Solutions S.a.r.l.
Term Loan, 4.54%, Maturing December 9, 2020		1,314	1,110,149
Brickman Group Ltd., LLC
Term Loan, 4.03%, Maturing December 18, 2020		879	881,949
Camelot UK Holdco Limited
Term Loan, 4.54%, Maturing October 3, 2023		1,269	1,276,951
Cast and Crew Payroll, LLC
Term Loan, 4.65%, Maturing August 12, 2022		424	426,587
CCC Information Services, Inc.
Term Loan, 4.04%, Maturing April 27, 2024		1,400	1,398,468
Change Healthcare Holdings, Inc.
Term Loan, 3.79%, Maturing March 1, 2024		7,175	7,206,391
Corporate Capital Trust, Inc.
Term Loan, 4.44%, Maturing May 20, 2019		1,019	1,024,204
CPM Holdings, Inc.
Term Loan, 5.29%, Maturing April 11, 2022		295	300,015
Crossmark Holdings, Inc.
Term Loan, 4.65%, Maturing December 20, 2019		1,524	1,115,189
Education Management, LLC
Term Loan, 5.66%, Maturing July 2, 2020(3)		298	211,516
Term Loan, 8.66%, Maturing July 2, 2020(3)		566	0
EIG Investors Corp.
Term Loan, 6.68%, Maturing November 9, 2019		4,710	4,735,847
Term Loan, 6.18%, Maturing February 9, 2023		2,955	2,973,626
Extreme Reach, Inc.
Term Loan, 7.30%, Maturing February 7, 2020		2,649	2,683,013
First Data Corporation
Term Loan, 4.03%, Maturing July 10, 2022		2,703	2,723,277
Garda World Security Corporation
Term Loan, Maturing May 24, 2024(4)	CAD	975	720,866
Term Loan, Maturing May 24, 2024(4)		2,475	2,484,796
Global Payments, Inc.
Term Loan, 3.04%, Maturing April 22, 2023		999	1,006,644
IG Investment Holdings, LLC
Term Loan, 5.18%, Maturing October 31, 2021		2,196	2,219,673
Information Resources, Inc.
Term Loan, 5.26%, Maturing January 18, 2024		925	935,118
ION Trading Finance Limited
Term Loan, 3.75%, Maturing August 11, 2023	EUR	1,142	1,299,873
Term Loan, 3.90%, Maturing August 11, 2023		2,084	2,083,008

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Business Equipment and Services (continued)
J.D. Power and Associates
Term Loan, 5.29%, Maturing September 7, 2023		2,164	$2,180,356
KAR Auction Services, Inc.
Term Loan, 3.31%, Maturing March 11, 2021		1,990	2,003,871
Kronos Incorporated
Term Loan, 4.68%, Maturing November 1, 2023		6,459	6,525,842
Monitronics International, Inc.
Term Loan, 6.65%, Maturing September 30, 2022		2,396	2,433,824
PGX Holdings, Inc.
Term Loan, 6.30%, Maturing September 29, 2020		1,450	1,454,683
Prime Security Services Borrower, LLC
Term Loan, 4.29%, Maturing May 2, 2022		2,812	2,839,509
Spin Holdco, Inc.
Term Loan, 4.40%, Maturing November 14, 2019		3,546	3,549,086
Tempo Acquisition, LLC
Term Loan, Maturing May 1, 2024(4)		950	954,454
TNS, Inc.
Term Loan, 5.05%, Maturing February 14, 2020		583	589,453
Travelport Finance (Luxembourg) S.a.r.l.
Term Loan, 4.43%, Maturing September 2, 2021		1,264	1,271,151
Vestcom Parent Holdings, Inc.
Term Loan, 5.26%, Maturing December 19, 2023		574	577,864
WASH Multifamily Laundry Systems, LLC
Term Loan, 4.30%, Maturing May 14, 2022		272	271,725

			$68,689,874

Cable and Satellite Television — 4.9%
Charter Communications Operating, LLC
Term Loan, 3.29%, Maturing January 15, 2024		2,252	$2,269,455
CSC Holdings, LLC
Term Loan, 3.25%, Maturing July 15, 2025		3,819	3,822,358
MCC Iowa, LLC
Term Loan, 3.70%, Maturing June 30, 2021		948	956,632
Numericable Group S.A.
Term Loan, 3.00%, Maturing July 31, 2025	EUR	500	566,282
Term Loan, 3.94%, Maturing July 31, 2025		2,025	2,024,457
Radiate Holdco, LLC
Term Loan, 4.04%, Maturing February 1, 2024		775	777,906
Telenet International Finance S.a.r.l.
Term Loan, 3.74%, Maturing June 30, 2025		2,600	2,614,084
Term Loan, Maturing June 30, 2025(4)		700	703,937
UPC Financing Partnership
Term Loan, 3.74%, Maturing April 15, 2025		2,875	2,891,172

7	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
Virgin Media Bristol, LLC
Term Loan, 3.74%, Maturing January 31, 2025		7,400	$7,440,086
Ziggo Secured Finance B.V.
Term Loan, 3.00%, Maturing April 15, 2025	EUR	2,425	2,753,840
Ziggo Secured Finance Partnership
Term Loan, 3.49%, Maturing April 15, 2025		3,825	3,829,097

			$30,649,306

Chemicals and Plastics — 7.0%
Alpha 3 B.V.
Term Loan, 4.15%, Maturing January 31, 2024		600	$604,200
Aruba Investments, Inc.
Term Loan, 4.65%, Maturing February 2, 2022		1,009	1,013,164
Ashland, Inc.
Term Loan, Maturing May 24, 2024(4)		625	628,516
Axalta Coating Systems US Holdings, Inc.
Term Loan, 3.65%, Maturing February 1, 2023		2,764	2,786,628
Chemours Company (The)
Term Loan, 3.00%, Maturing May 12, 2022	EUR	710	805,854
Term Loan, 3.50%, Maturing May 12, 2022		346	349,197
Emerald Performance Materials, LLC
Term Loan, 4.54%, Maturing August 1, 2021		553	557,943
Term Loan - Second Lien, 8.79%, Maturing August 1, 2022		625	626,042
Ferro Corporation
Term Loan, 3.54%, Maturing February 14, 2024		450	453,750
Flint Group GmbH
Term Loan, 4.15%, Maturing September 7, 2021		163	161,808
Flint Group US, LLC
Term Loan, 4.15%, Maturing September 7, 2021		983	978,805
GCP Applied Technologies, Inc.
Term Loan, 4.40%, Maturing February 3, 2022		594	597,713
Gemini HDPE, LLC
Term Loan, 4.17%, Maturing August 7, 2021		2,433	2,449,257
Huntsman International, LLC
Term Loan, 3.87%, Maturing October 1, 2021		920	928,428
Term Loan, 4.12%, Maturing April 1, 2023		2,090	2,106,895
Ineos Finance PLC
Term Loan, 3.25%, Maturing March 31, 2022	EUR	466	529,108
Ineos US Finance, LLC
Term Loan, 3.79%, Maturing March 31, 2022		760	765,639
Term Loan, 3.79%, Maturing April 1, 2024		698	703,814
Kraton Polymers, LLC
Term Loan, 5.04%, Maturing January 6, 2022		2,565	2,601,834

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Chemicals and Plastics (continued)
Kronos Worldwide, Inc.
Term Loan, 4.15%, Maturing February 18, 2020		315	$317,089
MacDermid, Inc.
Term Loan, 4.54%, Maturing June 7, 2020		1,168	1,180,179
Term Loan, 4.04%, Maturing June 7, 2023		3,007	3,031,054
Minerals Technologies, Inc.
Term Loan, 3.31%, Maturing February 14, 2024		1,083	1,099,323
Orion Engineered Carbons GmbH
Term Loan, 3.50%, Maturing July 25, 2021	EUR	897	1,018,947
Term Loan, 4.15%, Maturing July 25, 2021		1,179	1,182,923
OXEA Finance, LLC
Term Loan, 4.40%, Maturing January 15, 2020		748	734,164
PolyOne Corporation
Term Loan, 3.28%, Maturing November 12, 2022		543	548,560
PQ Corporation
Term Loan, 5.29%, Maturing November 4, 2022		2,283	2,310,106
Solenis International L.P.
Term Loan, 4.45%, Maturing July 31, 2021		314	315,788
Term Loan, 4.50%, Maturing July 31, 2021	EUR	1,048	1,192,864
Sonneborn Refined Products B.V.
Term Loan, 4.79%, Maturing December 10, 2020		73	72,940
Sonneborn, LLC
Term Loan, 4.79%, Maturing December 10, 2020		411	413,329
Trinseo Materials Operating S.C.A.
Term Loan, 4.29%, Maturing November 5, 2021		1,818	1,838,073
Tronox Pigments (Netherlands) B.V.
Term Loan, 4.65%, Maturing March 19, 2020		3,123	3,150,793
Unifrax Corporation
Term Loan, 4.90%, Maturing April 4, 2024		600	602,063
Univar, Inc.
Term Loan, 3.79%, Maturing July 1, 2022		3,546	3,563,400
Zep, Inc.
Term Loan, 5.04%, Maturing June 26, 2022		1,351	1,357,692

			$43,577,882

Clothing / Textiles — 0.3%
Ascena Retail Group, Inc.
Term Loan, 5.63%, Maturing August 21, 2022		2,156	$1,861,439

			$1,861,439

Conglomerates — 0.2%
Bestway UK Holdco Limited
Term Loan, 4.76%, Maturing October 6, 2021	GBP	1,103	$1,430,027

			$1,430,027

8	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 3.1%
Berry Plastics Group, Inc.
Term Loan, 3.52%, Maturing October 1, 2022		986	$994,925
BWAY Holding Company
Term Loan, 4.25%, Maturing April 3, 2024		1,075	1,074,424
Consolidated Container Company, LLC
Term Loan, 4.54%, Maturing May 22, 2024		425	428,807
Flex Acquisition Company, Inc.
Term Loan, 4.40%, Maturing December 29, 2023		3,525	3,549,675
Horizon Holdings III SAS
Term Loan, 3.75%, Maturing December 22, 2022	EUR	1,825	2,064,634
Libbey Glass, Inc.
Term Loan, 3.99%, Maturing April 9, 2021		412	392,484
Pelican Products, Inc.
Term Loan, 5.40%, Maturing April 11, 2020		1,356	1,358,515
Reynolds Group Holdings, Inc.
Term Loan, 4.04%, Maturing February 5, 2023		5,859	5,894,650
SIG Combibloc Purchase Co. S.a.r.l.
Term Loan, 3.75%, Maturing March 13, 2022	EUR	2,156	2,456,757
SIG Combibloc US Acquisition, Inc.
Term Loan, 4.04%, Maturing March 13, 2022		1,284	1,294,062

			$19,508,933

Cosmetics / Toiletries — 0.7%
Coty, Inc.
Term Loan, 3.50%, Maturing October 27, 2022		941	$946,402
Galleria Co.
Term Loan, 4.00%, Maturing September 29, 2023		1,900	1,914,845
KIK Custom Products, Inc.
Term Loan, 5.65%, Maturing August 26, 2022		1,594	1,608,052

			$4,469,299

Drugs — 6.7%
Albany Molecular Research, Inc.
Term Loan, 5.91%, Maturing July 16, 2021		1,533	$1,544,652
Alkermes, Inc.
Term Loan, 3.75%, Maturing September 25, 2021		407	409,435
Amneal Pharmaceuticals, LLC
Term Loan, 4.65%, Maturing November 1, 2019		3,402	3,420,848
Arbor Pharmaceuticals, Inc.
Term Loan, 6.15%, Maturing July 5, 2023		3,020	3,047,947
Endo Luxembourg Finance Company I S.a.r.l.
Term Loan, 5.31%, Maturing April 29, 2024		5,150	5,215,987
Horizon Pharma, Inc.
Term Loan, 4.75%, Maturing March 15, 2024		3,711	3,724,009

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Drugs (continued)
Jaguar Holding Company II
Term Loan, 3.79%, Maturing August 18, 2022		7,146	$7,185,037
Mallinckrodt International Finance S.A.
Term Loan, 3.90%, Maturing September 24, 2024		3,178	3,181,629
Patheon Holdings I B.V.
Term Loan, 4.41%, Maturing April 20, 2024		2,925	2,939,321
Valeant Pharmaceuticals International, Inc.
Term Loan, 5.75%, Maturing April 1, 2022		10,914	11,104,067

			$41,772,932

Ecological Services and Equipment — 1.3%
Advanced Disposal Services, Inc.
Term Loan, 3.70%, Maturing November 10, 2023		2,313	$2,332,614
EnergySolutions, LLC
Term Loan, 6.80%, Maturing May 29, 2020		3,442	3,491,477
GFL Environmental, Inc.
Term Loan, 4.75%, Maturing September 27, 2023	CAD	1,493	1,106,241
Term Loan, 3.90%, Maturing September 29, 2023		896	899,418

			$7,829,750

Electronics / Electrical — 12.8%
Answers Finance, LLC
Term Loan - Second Lien, 11.90%, Maturing September 15, 2021		505	$499,683
Applied Systems, Inc.
Term Loan, 4.40%, Maturing January 25, 2021		1,091	1,099,842
Aptean, Inc.
Term Loan, 6.04%, Maturing December 20, 2022		2,350	2,368,605
Avast Software B.V.
Term Loan, 4.40%, Maturing September 30, 2023		2,173	2,198,298
Campaign Monitor Finance Pty. Limited
Term Loan, 6.40%, Maturing March 18, 2021		1,040	978,615
CommScope, Inc.
Term Loan, 3.04%, Maturing December 29, 2022		899	903,982
Cypress Semiconductor Corporation
Term Loan, 4.75%, Maturing July 5, 2021		1,155	1,169,582
Electrical Components International, Inc.
Term Loan, 5.90%, Maturing May 28, 2021		2,218	2,236,151
Electro Rent Corporation
Term Loan, 6.04%, Maturing January 19, 2024		1,372	1,384,136
Entegris, Inc.
Term Loan, 3.79%, Maturing April 30, 2021		250	251,819
Excelitas Technologies Corp.
Term Loan, 6.15%, Maturing October 31, 2020		901	901,859

9	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
Eze Castle Software, Inc.
Term Loan, 4.15%, Maturing April 6, 2020		2,474	$2,492,180
Go Daddy Operating Company, LLC
Term Loan, 3.54%, Maturing February 15, 2024		5,850	5,875,594
Hyland Software, Inc.
Term Loan, 4.29%, Maturing July 1, 2022		2,370	2,384,253
Term Loan, Maturing July 1, 2022(4)		650	653,927
Infoblox, Inc.
Term Loan, 6.04%, Maturing November 7, 2023		2,150	2,175,531
Infor (US), Inc.
Term Loan, 3.75%, Maturing February 1, 2022	EUR	925	1,049,651
Term Loan, 3.90%, Maturing February 1, 2022		7,286	7,274,085
Informatica Corporation
Term Loan, 4.65%, Maturing August 5, 2022		3,702	3,701,739
Lattice Semiconductor Corporation
Term Loan, 5.25%, Maturing March 10, 2021		553	552,530
M/A-COM Technology Solutions Holdings, Inc.
Term Loan, 3.25%, Maturing May 17, 2024		1,307	1,306,700
MA FinanceCo., LLC
Term Loan, 3.67%, Maturing November 20, 2021		3,050	3,055,956
Term Loan, Maturing April 29, 2024(4)		529	528,414
Magic Newco, LLC
Term Loan, 5.04%, Maturing December 12, 2018		1,427	1,432,302
MH Sub I, LLC
Term Loan, 1.88%, Maturing July 8, 2021(2)		247	249,761
Term Loan, 4.79%, Maturing July 8, 2021		452	456,722
Term Loan, 4.79%, Maturing July 8, 2021		1,341	1,355,804
Microsemi Corporation
Term Loan, 3.33%, Maturing January 15, 2023		571	574,604
MTS Systems Corporation
Term Loan, 5.25%, Maturing July 5, 2023		1,418	1,436,449
Renaissance Learning, Inc.
Term Loan, 4.90%, Maturing April 9, 2021		2,221	2,236,026
Term Loan - Second Lien, 8.15%, Maturing April 11, 2022		250	250,104
Rocket Software, Inc.
Term Loan, 5.40%, Maturing October 14, 2023		1,294	1,307,243
SGS Cayman L.P.
Term Loan, 6.52%, Maturing April 23, 2021		216	208,615
SkillSoft Corporation
Term Loan, 5.75%, Maturing April 28, 2021		4,573	4,335,694
SS&C Technologies, Inc.
Term Loan, 3.29%, Maturing July 8, 2022		131	132,100
Term Loan, 3.29%, Maturing July 8, 2022		1,886	1,900,853

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Electronics / Electrical (continued)
SurveyMonkey, Inc.
Term Loan, 5.66%, Maturing April 13, 2024	1,450	$1,457,250
Sutherland Global Services, Inc.
Term Loan, 6.52%, Maturing April 23, 2021	929	896,198
Synchronoss Technologies, Inc.
Term Loan, 4.08%, Maturing January 19, 2024	850	802,400
Syncsort Incorporated
Term Loan, 6.40%, Maturing December 9, 2022	798	800,744
Uber Technologies
Term Loan, 5.01%, Maturing July 13, 2023	4,382	4,364,214
Veritas US, Inc.
Term Loan, 6.77%, Maturing January 27, 2023	2,458	2,463,783
VF Holding Corp.
Term Loan, 4.29%, Maturing June 30, 2023	3,037	3,046,978
Wall Street Systems Delaware, Inc.
Term Loan, 4.54%, Maturing August 26, 2023	798	801,741
Western Digital Corporation
Term Loan, 3.78%, Maturing April 29, 2023	2,064	2,086,683
Zebra Technologies Corporation
Term Loan, 3.60%, Maturing October 27, 2021	1,547	1,561,554

		$79,200,954

Equipment Leasing — 0.8%
Avolon TLB Borrower 1 (Luxembourg) S.a.r.l.
Term Loan, 3.26%, Maturing September 20, 2020	300	$303,509
Term Loan, 3.76%, Maturing March 20, 2022	4,525	4,591,630

		$4,895,139

Financial Intermediaries — 4.4%
Americold Realty Operating Partnership L.P.
Term Loan, 4.79%, Maturing December 1, 2022	459	$464,919
Armor Holding II, LLC
Term Loan, 5.75%, Maturing June 26, 2020	2,441	2,447,870
Term Loan - Second Lien, 10.25%, Maturing December 26, 2020	1,425	1,430,344
Citco Funding, LLC
Term Loan, 4.04%, Maturing March 31, 2022	2,878	2,898,472
Donnelley Financial Solutions, Inc.
Term Loan, 5.00%, Maturing September 30, 2023	398	402,102
Focus Financial Partners, LLC
Term Loan, Maturing May 22, 2024(4)	1,200	1,212,000
Freedom Mortgage Corporation
Term Loan, 6.86%, Maturing February 23, 2022	1,350	1,371,094

10	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Financial Intermediaries (continued)
Guggenheim Partners, LLC
Term Loan, 3.78%, Maturing July 21, 2023		1,271	$1,282,243
Harbourvest Partners, LLC
Term Loan, 3.66%, Maturing February 4, 2021		729	732,793
LPL Holdings, Inc.
Term Loan, 3.77%, Maturing March 10, 2024		1,500	1,510,078
MIP Delaware, LLC
Term Loan, 4.15%, Maturing March 9, 2020		218	218,928
NXT Capital, Inc.
Term Loan, 5.53%, Maturing November 22, 2022		2,869	2,915,558
Ocwen Financial Corporation
Term Loan, 6.00%, Maturing December 5, 2020		444	443,264
Quality Care Properties, Inc.
Term Loan, 6.29%, Maturing October 31, 2022		2,893	2,937,949
Sesac Holdco II, LLC
Term Loan, 4.31%, Maturing February 23, 2024		600	600,750
Walker & Dunlop, Inc.
Term Loan, 5.29%, Maturing December 11, 2020		2,185	2,206,518
Walter Investment Management Corp.
Term Loan, 4.79%, Maturing December 18, 2020		4,676	4,283,419

			$27,358,301

Food Products — 4.6%
AdvancePierre Foods, Inc.
Term Loan, 6.00%, Maturing June 2, 2023		1,659	$1,662,519
Blue Buffalo Company Ltd.
Term Loan, Maturing May 18, 2024(4)		1,100	1,112,375
Del Monte Foods, Inc.
Term Loan, 4.43%, Maturing February 18, 2021		1,248	1,068,932
Term Loan - Second Lien, 8.26%, Maturing August 18, 2021		1,500	1,042,500
Dole Food Company, Inc.
Term Loan, 4.12%, Maturing April 6, 2024		1,900	1,910,347
High Liner Foods Incorporated
Term Loan, 4.31%, Maturing April 24, 2021		848	851,614
HLF Financing S.a.r.l.
Term Loan, 6.54%, Maturing February 13, 2023		1,675	1,685,888
Jacobs Douwe Egberts International B.V.
Term Loan, 2.75%, Maturing July 2, 2022	EUR	356	405,617
Term Loan, 3.44%, Maturing July 2, 2022		2,074	2,089,242
JBS USA, LLC
Term Loan, 3.50%, Maturing October 30, 2022		6,950	6,867,469
Nature’s Bounty Co. (The)
Term Loan, 4.65%, Maturing May 5, 2023		4,044	4,050,050
Term Loan, 5.25%, Maturing May 5, 2023	GBP	993	1,292,791

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Nomad Foods Europe Midco Limited
Term Loan, 3.76%, Maturing April 18, 2024		650	$653,927
Pinnacle Foods Finance, LLC
Term Loan, 3.00%, Maturing February 2, 2024		873	878,270
Post Holdings, Inc.
Term Loan, 3.28%, Maturing May 24, 2024		1,800	1,811,893
R&R Ice Cream PLC
Term Loan, 3.00%, Maturing September 29, 2023	EUR	1,250	1,424,121

			$28,807,555

Food Service — 3.6%
1011778 B.C. Unlimited Liability Company
Term Loan, 3.31%, Maturing February 16, 2024		6,926	$6,939,243
Centerplate, Inc.
Term Loan, 4.81%, Maturing November 26, 2019		1,089	1,088,954
Landry’s, Inc.
Term Loan, 3.75%, Maturing October 4, 2023		2,815	2,818,734
Manitowoc Foodservice, Inc.
Term Loan, 4.03%, Maturing March 3, 2023		1,772	1,792,303
NPC International, Inc.
Term Loan, 4.51%, Maturing April 19, 2024		950	958,313
Seminole Hard Rock Entertainment, Inc.
Term Loan, 3.90%, Maturing May 14, 2020		289	290,314
TKC Holdings, Inc.
Term Loan, 4.75%, Maturing February 1, 2023		1,125	1,132,559
Weight Watchers International, Inc.
Term Loan, 4.34%, Maturing April 2, 2020		6,323	6,130,947
Yum! Brands, Inc.
Term Loan, 3.00%, Maturing June 16, 2023		1,070	1,076,867

			$22,228,234

Food / Drug Retailers — 1.9%
Albertsons, LLC
Term Loan, 4.04%, Maturing August 22, 2021		1,469	$1,476,427
Term Loan, 4.40%, Maturing December 22, 2022		1,493	1,501,609
Term Loan, 4.45%, Maturing June 22, 2023		4,034	4,058,429
Rite Aid Corporation
Term Loan - Second Lien, 5.75%, Maturing August 21, 2020		1,500	1,508,812
Term Loan - Second Lien, 4.88%, Maturing June 21, 2021		1,500	1,507,812
Supervalu, Inc.
Term Loan, 5.54%, Maturing March 21, 2019		1,840	1,848,716

			$11,901,805

11	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Forest Products — 0.2%
Expera Specialty Solutions, LLC
Term Loan, 5.79%, Maturing November 3, 2023	1,144	$1,152,117

		$1,152,117

Health Care — 13.5%
Acadia Healthcare Company, Inc.
Term Loan, 3.79%, Maturing February 11, 2022	269	$271,039
ADMI Corp.
Term Loan, 4.93%, Maturing April 30, 2022	368	372,122
Akorn, Inc.
Term Loan, 5.31%, Maturing April 16, 2021	935	948,271
Alere, Inc.
Term Loan, 4.30%, Maturing June 18, 2022	1,763	1,769,860
Alliance Healthcare Services, Inc.
Term Loan, 4.40%, Maturing June 3, 2019	1,267	1,268,120
Ardent Legacy Acquisitions, Inc.
Term Loan, 6.65%, Maturing August 4, 2021	1,109	1,116,986
Auris Luxembourg III S.a.r.l.
Term Loan, 4.15%, Maturing January 17, 2022	833	842,149
Beaver-Visitec International, Inc.
Term Loan, 6.15%, Maturing August 21, 2023	871	870,625
BioClinica, Inc.
Term Loan, 5.37%, Maturing October 20, 2023	1,548	1,511,357
CareCore National, LLC
Term Loan, 5.04%, Maturing March 5, 2021	3,700	3,745,992
CeramTec Acquisition Corporation
Term Loan, 3.95%, Maturing August 30, 2020	36	35,955
CHG Healthcare Services, Inc.
Term Loan, 4.92%, Maturing June 7, 2023	2,377	2,398,290
Community Health Systems, Inc.
Term Loan, 3.90%, Maturing December 31, 2019	2,400	2,404,604
Term Loan, 4.15%, Maturing January 27, 2021	2,607	2,610,491
Concentra, Inc.
Term Loan, 4.06%, Maturing June 1, 2022	286	287,782
Convatec, Inc.
Term Loan, 3.54%, Maturing October 31, 2023	650	659,750
CPI Holdco, LLC
Term Loan, 5.15%, Maturing March 21, 2024	725	730,438
DaVita HealthCare Partners, Inc.
Term Loan, 3.79%, Maturing June 24, 2021	3,477	3,509,591
DJO Finance, LLC
Term Loan, 4.27%, Maturing June 8, 2020	2,383	2,361,343
Envision Healthcare Corporation
Term Loan, 4.15%, Maturing December 1, 2023	6,708	6,786,801

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Equian, LLC
Term Loan, 0.00%, Maturing May 20, 2024(2)	106	$106,941
Term Loan, 4.93%, Maturing May 20, 2024	344	347,559
Faenza Acquisition GmbH
Term Loan, 3.95%, Maturing August 30, 2020	90	90,929
Term Loan, 3.95%, Maturing August 30, 2020	296	298,816
Genoa, a QoL Healthcare Company, LLC
Term Loan, 4.90%, Maturing October 28, 2023	2,139	2,152,353
Global Healthcare Exchange, LLC
Term Loan, 5.29%, Maturing August 15, 2022	1,176	1,193,783
Greatbatch Ltd.
Term Loan, 4.51%, Maturing October 27, 2022	2,512	2,533,380
Grifols Worldwide Operations USA, Inc.
Term Loan, 3.20%, Maturing January 31, 2025	3,725	3,738,820
Iasis Healthcare, LLC
Term Loan, 5.25%, Maturing February 16, 2021	1,602	1,616,567
Indivior Finance S.a.r.l.
Term Loan, 7.04%, Maturing December 19, 2019	914	925,799
inVentiv Health, Inc.
Term Loan, 4.95%, Maturing November 9, 2023	3,566	3,589,941
Kindred Healthcare, Inc.
Term Loan, 4.69%, Maturing April 9, 2021	1,605	1,614,334
Kinetic Concepts, Inc.
Term Loan, 4.40%, Maturing February 2, 2024	2,950	2,927,261
KUEHG Corp.
Term Loan, 4.92%, Maturing August 13, 2022	2,573	2,590,318
Medical Depot Holdings, Inc.
Term Loan, 6.65%, Maturing January 3, 2023	795	775,364
MMM Holdings, Inc.
Term Loan, 10.25%, Maturing June 30, 2019	462	452,780
MPH Acquisition Holdings, LLC
Term Loan, 4.90%, Maturing June 7, 2023	3,870	3,894,034
MSO of Puerto Rico, Inc.
Term Loan, 10.25%, Maturing December 12, 2017	336	329,169
National Mentor Holdings, Inc.
Term Loan, 4.15%, Maturing January 31, 2021	1,078	1,083,218
National Surgical Hospitals, Inc.
Term Loan, 4.54%, Maturing June 1, 2022	990	994,255
New Millennium Holdco, Inc.
Term Loan, 7.54%, Maturing December 21, 2020	565	338,132
Onex Carestream Finance L.P.
Term Loan, 5.15%, Maturing June 7, 2019	1,125	1,106,483
Opal Acquisition, Inc.
Term Loan, 5.15%, Maturing November 27, 2020	3,218	3,032,664

12	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Health Care (continued)
Ortho-Clinical Diagnostics, Inc.
Term Loan, 4.78%, Maturing June 30, 2021		3,702	$3,709,437
Press Ganey Holdings, Inc.
Term Loan, 4.29%, Maturing October 21, 2023		823	825,767
Quintiles IMS Incorporated
Term Loan, 3.17%, Maturing March 7, 2024		1,533	1,548,462
RadNet, Inc.
Term Loan, 4.43%, Maturing June 30, 2023		1,536	1,549,381
Select Medical Corporation
Term Loan, 4.65%, Maturing March 6, 2024		1,800	1,817,626
Sterigenics-Nordion Holdings, LLC
Term Loan, 4.15%, Maturing May 15, 2022		763	760,512
Team Health Holdings, Inc.
Term Loan, 3.79%, Maturing February 6, 2024		2,250	2,246,063
Tecomet, Inc.
Term Loan, 4.92%, Maturing April 13, 2024		850	856,375

			$83,548,089

Home Furnishings — 0.8%
Serta Simmons Bedding, LLC
Term Loan, 4.59%, Maturing November 8, 2023		4,913	$4,940,321

			$4,940,321

Industrial Equipment — 6.3%
Apex Tool Group, LLC
Term Loan, 4.50%, Maturing January 31, 2020		3,007	$2,941,797
Blount International, Inc.
Term Loan, 6.01%, Maturing April 12, 2023		1,141	1,160,636
Clark Equipment Company
Term Loan, 3.93%, Maturing May 18, 2024		2,425	2,444,325
Coherent Holding GmbH
Term Loan, 3.00%, Maturing November 7, 2023	EUR	1,283	1,463,912
Delachaux S.A.
Term Loan, 4.65%, Maturing October 28, 2021		453	455,623
EWT Holdings III Corp.
Term Loan, 4.90%, Maturing January 15, 2021		1,032	1,038,742
Term Loan, 5.65%, Maturing January 15, 2021		619	624,164
Filtration Group Corporation
Term Loan, 4.29%, Maturing November 21, 2020		648	653,818
Gardner Denver, Inc.
Term Loan, 4.57%, Maturing July 30, 2020		5,374	5,404,010
Term Loan, 4.75%, Maturing July 30, 2020	EUR	434	491,676

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Industrial Equipment (continued)
Gates Global, LLC
Term Loan, 3.50%, Maturing April 1, 2024	EUR	950	$1,079,410
Term Loan, 4.41%, Maturing April 1, 2024		4,721	4,747,384
Husky Injection Molding Systems Ltd.
Term Loan, 4.29%, Maturing June 30, 2021		3,015	3,038,465
Milacron, LLC
Term Loan, 4.04%, Maturing September 28, 2023		3,067	3,080,732
Paladin Brands Holding, Inc.
Term Loan, 7.25%, Maturing August 16, 2019		1,539	1,508,368
Paternoster Holding IV GmbH
Term Loan, 6.00%, Maturing March 31, 2022	EUR	1,000	1,144,412
Rexnord, LLC
Term Loan, 3.89%, Maturing August 21, 2023		5,054	5,081,287
Signode Industrial Group US, Inc.
Term Loan, 3.84%, Maturing May 4, 2021		1,082	1,091,398
STS Operating, Inc.
Term Loan, 4.75%, Maturing February 12, 2021		304	299,480
Tank Holding Corp.
Term Loan, 5.29%, Maturing March 16, 2022		1,209	1,210,109

			$38,959,748

Insurance — 4.4%
Alliant Holdings I, Inc.
Term Loan, 4.42%, Maturing August 12, 2022		2,609	$2,621,495
AmWINS Group, Inc.
Term Loan, 3.78%, Maturing January 25, 2024		2,369	2,375,727
AssuredPartners, Inc.
Term Loan, 4.54%, Maturing October 21, 2022		1,162	1,164,703
Term Loan - Second Lien, 10.04%, Maturing October 20, 2023		1,175	1,198,500
Asurion, LLC
Term Loan, 4.29%, Maturing July 8, 2020		434	436,042
Term Loan, 4.29%, Maturing August 4, 2022		5,429	5,470,045
Term Loan, 4.04%, Maturing November 3, 2023		1,985	1,996,049
Term Loan - Second Lien, 8.54%, Maturing March 3, 2021		2,550	2,582,938
Cunningham Lindsey U.S., Inc.
Term Loan, 5.03%, Maturing December 10, 2019		2,126	1,913,147
Term Loan - Second Lien, 9.32%, Maturing June 10, 2020(3)		1,000	791,200
Hub International Limited
Term Loan, 4.17%, Maturing October 2, 2020		3,565	3,589,201
NFP Corp.
Term Loan, 4.65%, Maturing January 8, 2024		474	478,077

13	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Insurance (continued)
USI, Inc.
Term Loan, 4.18%, Maturing May 16, 2024	2,450	$2,446,325

		$27,063,449

Leisure Goods / Activities / Movies — 5.8%
AMC Entertainment, Inc.
Term Loan, 3.25%, Maturing December 15, 2022	2,339	$2,353,266
Term Loan, 3.28%, Maturing December 15, 2023	599	602,428
Ancestry.com Operations, Inc.
Term Loan, 4.25%, Maturing October 19, 2023	2,351	2,376,968
Bombardier Recreational Products, Inc.
Term Loan, 4.00%, Maturing June 30, 2023	4,851	4,885,705
Bright Horizons Family Solutions, Inc.
Term Loan, 3.29%, Maturing November 7, 2023	1,583	1,598,093
CDS U.S. Intermediate Holdings, Inc.
Term Loan, 5.15%, Maturing July 8, 2022	1,458	1,474,407
ClubCorp Club Operations, Inc.
Term Loan, 3.75%, Maturing December 15, 2022	2,025	2,041,368
Delta 2 (LUX) S.a.r.l.
Term Loan, 4.57%, Maturing February 1, 2024	1,950	1,955,398
Emerald Expositions Holding, Inc.
Term Loan, 4.15%, Maturing May 17, 2024	1,250	1,260,937
Lindblad Expeditions, Inc.
Term Loan, 5.82%, Maturing May 8, 2021	200	201,115
Term Loan, 5.82%, Maturing May 8, 2021	1,547	1,558,638
Live Nation Entertainment, Inc.
Term Loan, 3.56%, Maturing October 31, 2023	2,833	2,855,040
Match Group, Inc.
Term Loan, 4.28%, Maturing November 16, 2022	558	565,482
Nord Anglia Education Finance, LLC
Term Loan, 4.70%, Maturing March 31, 2021	1,822	1,827,382
Sabre GLBL, Inc.
Term Loan, 3.79%, Maturing February 22, 2024	1,058	1,069,126
SeaWorld Parks & Entertainment, Inc.
Term Loan, 4.15%, Maturing March 31, 2024	1,979	1,974,921
SRAM, LLC
Term Loan, 4.61%, Maturing March 15, 2024	2,189	2,196,235
Steinway Musical Instruments, Inc.
Term Loan, 4.92%, Maturing September 19, 2019	2,173	2,101,329
UFC Holdings, LLC
Term Loan, 4.26%, Maturing August 18, 2023	1,567	1,578,038
WMG Acquisition Corp.
Term Loan, 3.51%, Maturing November 1, 2023	1,493	1,497,249

		$35,973,125

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Lodging and Casinos — 4.1%
Amaya Holdings B.V.
Term Loan, 4.65%, Maturing August 1, 2021	4,684	$4,703,321
Term Loan - Second Lien, 8.15%, Maturing August 1, 2022	2,040	2,054,982
Boyd Gaming Corporation
Term Loan, 3.45%, Maturing September 15, 2023	1,118	1,125,224
Caesars Entertainment Operating Company
Term Loan, 0.00%, Maturing March 1, 2017(5)	1,293	1,524,223
CityCenter Holdings, LLC
Term Loan, 3.50%, Maturing April 18, 2024	2,175	2,186,782
Eldorado Resorts, LLC
Term Loan, 3.24%, Maturing April 17, 2024	1,350	1,348,735
ESH Hospitality, Inc.
Term Loan, 3.54%, Maturing August 30, 2023	1,443	1,453,966
Four Seasons Hotels Limited
Term Loan, 4.15%, Maturing November 30, 2023	1,022	1,034,579
Gateway Casinos & Entertainment Limited
Term Loan, 4.79%, Maturing February 22, 2023	425	431,242
Golden Nugget, Inc.
Term Loan, 4.68%, Maturing November 21, 2019	138	140,408
Term Loan, 4.71%, Maturing November 21, 2019	322	327,618
Hilton Worldwide Finance, LLC
Term Loan, 3.02%, Maturing October 25, 2023	4,721	4,756,285
La Quinta Intermediate Holdings, LLC
Term Loan, 3.91%, Maturing April 14, 2021	1,065	1,073,888
MGM Growth Properties Operating Partnership L.P.
Term Loan, 3.29%, Maturing April 25, 2023	2,079	2,093,293
Playa Resorts Holding B.V.
Term Loan, 4.17%, Maturing April 5, 2024	1,125	1,129,781
Tropicana Entertainment, Inc.
Term Loan, 4.04%, Maturing November 27, 2020	386	389,378

		$25,773,705

Nonferrous Metals / Minerals — 1.7%
Dynacast International, LLC
Term Loan, 4.40%, Maturing January 28, 2022	1,336	$1,342,421
Fairmount Santrol, Inc.
Term Loan, 4.65%, Maturing September 5, 2019	2,736	2,669,468
Global Brass & Copper, Inc.
Term Loan, 5.31%, Maturing July 18, 2023	920	933,007
Murray Energy Corporation
Term Loan, 8.40%, Maturing April 16, 2020	2,117	2,002,959
New Day Aluminum, LLC
Term Loan, 10.00%, (4.00% Cash, 6.00% PIK), Maturing October 28, 2020(3)	62	0

14	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Nonferrous Metals / Minerals (continued)
Noranda Aluminum Acquisition Corporation
Term Loan, 0.00%, Maturing February 28, 2019(3)(5)	1,055	$173,629
Oxbow Carbon, LLC
Term Loan, 4.54%, Maturing January 19, 2020	750	759,375
Term Loan - Second Lien, 8.04%, Maturing January 17, 2020	2,225	2,238,906
United Central Industrial Supply Company, LLC
Term Loan - Second Lien, 15.00%, (0.00% Cash, 15.00% PIK), Maturing April 9, 2019(3)	574	225,017

		$10,344,782

Oil and Gas — 4.2%
Ameriforge Group, Inc.
DIP Loan, 9.00%, Maturing October 30, 2017	755	$760,235
Term Loan, 0.00%, Maturing December 19, 2019(5)	3,831	2,231,797
Bronco Midstream Funding, LLC
Term Loan, 5.17%, Maturing August 15, 2020	1,854	1,874,115
CITGO Holding, Inc.
Term Loan, 9.65%, Maturing May 12, 2018	830	841,386
CITGO Petroleum Corporation
Term Loan, 4.65%, Maturing July 29, 2021	1,073	1,077,415
Crestwood Holdings, LLC
Term Loan, 9.04%, Maturing June 19, 2019	977	970,791
Fieldwood Energy, LLC
Term Loan, 3.92%, Maturing October 1, 2018	1,125	1,098,097
Term Loan, 8.04%, Maturing August 31, 2020	1,350	1,318,781
Term Loan, 8.38%, Maturing September 30, 2020	727	661,482
Term Loan - Second Lien, 8.38%, Maturing September 30, 2020	973	729,822
Floatel International Ltd.
Term Loan, 6.15%, Maturing June 27, 2020	599	477,720
MEG Energy Corp.
Term Loan, 4.63%, Maturing December 31, 2023	7,646	7,642,823
Paragon Offshore Finance Company
Term Loan, 5.75%, Maturing July 18, 2021	938	374,077
Seadrill Partners Finco, LLC
Term Loan, 4.15%, Maturing February 21, 2021	3,649	2,530,588
Sheridan Investment Partners II L.P.
Term Loan, 4.71%, Maturing December 16, 2020	39	32,324
Term Loan, 4.71%, Maturing December 16, 2020	105	86,672
Term Loan, 4.71%, Maturing December 16, 2020	751	623,057
Sheridan Production Partners I, LLC
Term Loan, 4.60%, Maturing October 1, 2019	125	108,360
Term Loan, 4.60%, Maturing October 1, 2019	205	177,405
Term Loan, 4.60%, Maturing October 1, 2019	1,543	1,338,822

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
Southcross Holdings Borrower L.P.
Term Loan, 9.00%, (3.50% Cash, 5.50% PIK), Maturing April 13, 2023	63	$56,832
Ultra Resources, Inc.
Term Loan, 4.00%, Maturing March 23, 2024	1,300	1,297,157

		$26,309,758

Publishing — 2.2%
682534 N.B., Inc.
Term Loan, 12.00%, (8.00% Cash, 4.00% PIK), Maturing October 1, 2020	341	$179,081
Ascend Learning, LLC
Term Loan, 5.54%, Maturing July 31, 2019	1,865	1,875,297
Getty Images, Inc.
Term Loan, 4.75%, Maturing October 18, 2019	5,900	5,432,511
Harland Clarke Holdings Corp.
Term Loan, 6.63%, Maturing February 9, 2022	450	451,013
LSC Communications, Inc.
Term Loan, 7.04%, Maturing September 30, 2022	1,104	1,115,208
Merrill Communications, LLC
Term Loan, 6.42%, Maturing June 1, 2022	663	665,181
ProQuest, LLC
Term Loan, 5.29%, Maturing October 24, 2021	1,963	1,983,404
Springer Science+Business Media Deutschland GmbH
Term Loan, 4.62%, Maturing August 14, 2020	1,405	1,411,736
Tweddle Group, Inc.
Term Loan, 7.17%, Maturing October 24, 2022	864	870,543

		$13,983,974

Radio and Television — 4.4%
ALM Media Holdings, Inc.
Term Loan, 5.65%, Maturing July 31, 2020	445	$414,141
AP NMT Acquisition B.V.
Term Loan, 6.90%, Maturing August 13, 2021	1,984	1,768,412
CBS Radio, Inc.
Term Loan, Maturing October 17, 2023(4)	500	503,854
Term Loan, 4.51%, Maturing October 17, 2023	1,310	1,322,835
Cumulus Media Holdings, Inc.
Term Loan, 4.30%, Maturing December 23, 2020	4,607	3,679,767
Entercom Radio, LLC
Term Loan, 4.55%, Maturing November 1, 2023	1,050	1,056,406
Gray Television, Inc.
Term Loan, 3.50%, Maturing February 7, 2024	274	277,090

15	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Hubbard Radio, LLC
Term Loan, 4.30%, Maturing May 27, 2022	609	$611,901
iHeartCommunications, Inc.
Term Loan, 7.79%, Maturing January 30, 2019	2,132	1,768,738
Term Loan, 8.54%, Maturing July 30, 2019	364	300,308
Mission Broadcasting, Inc.
Term Loan, 4.00%, Maturing January 17, 2024	335	337,861
Nexstar Broadcasting, Inc.
Term Loan, 4.00%, Maturing January 17, 2024	3,423	3,448,508
Radio Systems Corporation
Term Loan, 4.54%, Maturing May 2, 2024	450	452,812
Raycom TV Broadcasting, LLC
Term Loan, 4.04%, Maturing August 4, 2021	946	944,568
Sinclair Television Group, Inc.
Term Loan, 3.30%, Maturing January 3, 2024	552	553,640
Univision Communications, Inc.
Term Loan, 3.79%, Maturing March 15, 2024	9,759	9,692,124

		$27,132,965

Retailers (Except Food and Drug) — 6.4%
Bass Pro Group, LLC
Term Loan, 4.24%, Maturing June 5, 2020	2,581	$2,583,510
Term Loan, 6.15%, Maturing December 16, 2023	1,425	1,387,149
BJ’s Wholesale Club, Inc.
Term Loan, 4.75%, Maturing February 3, 2024	1,075	1,073,944
CDW, LLC
Term Loan, 3.15%, Maturing August 17, 2023	5,018	5,054,387
Coinamatic Canada, Inc.
Term Loan, 4.29%, Maturing May 14, 2022	48	47,587
David’s Bridal, Inc.
Term Loan, 5.25%, Maturing October 11, 2019	2,106	1,685,032
Evergreen Acqco 1 L.P.
Term Loan, 5.00%, Maturing July 9, 2019	2,423	2,230,725
Harbor Freight Tools USA, Inc.
Term Loan, 4.29%, Maturing August 19, 2023	1,981	1,983,373
J. Crew Group, Inc.
Term Loan, 4.09%, Maturing March 5, 2021	3,203	2,201,875
LSF9 Atlantis Holdings, LLC
Term Loan, 7.00%, Maturing May 1, 2023	1,100	1,112,032
Men’s Wearhouse, Inc. (The)
Term Loan, 4.58%, Maturing June 18, 2021	1,485	1,414,409
Michaels Stores, Inc.
Term Loan, 3.78%, Maturing January 30, 2023	3,611	3,614,844

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Retailers (Except Food and Drug) (continued)
Neiman Marcus Group Ltd., LLC
Term Loan, 4.25%, Maturing October 25, 2020	2,331	$1,838,361
Party City Holdings, Inc.
Term Loan, 4.17%, Maturing August 19, 2022	2,732	2,737,360
PetSmart, Inc.
Term Loan, 4.01%, Maturing March 11, 2022	4,771	4,596,594
PFS Holding Corporation
Term Loan, 4.55%, Maturing January 31, 2021	2,396	2,264,556
Pier 1 Imports (U.S.), Inc.
Term Loan, 4.54%, Maturing April 30, 2021	559	540,315
Rent-A-Center, Inc.
Term Loan, 4.00%, Maturing March 19, 2021	128	126,410
Toys ‘R’ Us Property Company I, LLC
Term Loan, 6.04%, Maturing August 21, 2019	2,575	2,490,902
Vivid Seats Ltd.
Term Loan, 6.75%, Maturing October 7, 2022	1,000	1,005,417

		$39,988,782

Steel — 0.3%
Neenah Foundry Company
Term Loan, 7.75%, Maturing April 26, 2019	380	$377,615
Zekelman Industries, Inc.
Term Loan, 4.66%, Maturing June 14, 2021	1,252	1,267,993

		$1,645,608

Surface Transport — 0.6%
Hertz Corporation (The)
Term Loan, 3.80%, Maturing June 30, 2023	1,141	$1,139,324
Kenan Advantage Group, Inc.
Term Loan, 4.04%, Maturing July 31, 2022	121	121,143
Term Loan, 4.04%, Maturing July 31, 2022	398	398,360
PODS, LLC
Term Loan, 4.25%, Maturing February 2, 2022	374	377,199
Stena International S.a.r.l.
Term Loan, 4.15%, Maturing March 3, 2021	1,698	1,550,383

		$3,586,409

Technology — 0.6%
Seattle Spinco, Inc.
Term Loan, Maturing April 19, 2024(4)	3,571	$3,568,511

		$3,568,511

16	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Borrower/Tranche Description		Principal Amount* (000’s omitted)	Value

Telecommunications — 6.0%
CenturyLink, Inc.
Term Loan, Maturing January 31, 2025(4)		5,575	$5,567,535
Colorado Buyer, Inc.
Term Loan, 4.17%, Maturing May 1, 2024		900	907,983
Consolidated Communications, Inc.
Term Loan, 4.05%, Maturing October 4, 2023		448	451,332
Term Loan, Maturing October 5, 2023(4)		725	729,713
Digicel International Finance Limited
Term Loan, Maturing May 8, 2024(4)		825	833,250
eircom Finco S.a.r.l.
Term Loan, 3.25%, Maturing March 14, 2024	EUR	2,075	2,359,175
Global Eagle Entertainment, Inc.
Term Loan, 8.32%, Maturing January 6, 2023		1,300	1,215,500
Intelsat Jackson Holdings S.A.
Term Loan, 3.89%, Maturing June 30, 2019		8,350	8,265,632
IPC Corp.
Term Loan, 5.67%, Maturing August 6, 2021		2,328	2,222,762
Onvoy, LLC
Term Loan, 5.65%, Maturing February 10, 2024		1,800	1,805,251
Sprint Communications, Inc.
Term Loan, 3.56%, Maturing February 2, 2024		3,800	3,810,180
Syniverse Holdings, Inc.
Term Loan, 4.15%, Maturing April 23, 2019		2,108	2,019,873
Term Loan, 4.17%, Maturing April 23, 2019		1,967	1,884,934
Telesat Canada
Term Loan, 4.15%, Maturing November 17, 2023		5,348	5,406,095

			$37,479,215

Utilities — 3.1%
Calpine Construction Finance Company L.P.
Term Loan, 3.30%, Maturing May 3, 2020		1,107	$1,107,913
Term Loan, 3.55%, Maturing January 31, 2022		409	408,634
Calpine Corporation
Term Loan, 3.90%, Maturing January 15, 2024		3,463	3,464,937
Dayton Power & Light Company (The)
Term Loan, 4.30%, Maturing August 24, 2022		623	631,815
Energy Future Intermediate Holding Co., LLC
DIP Loan, 4.29%, Maturing June 30, 2017		1,925	1,936,128
Granite Acquisition, Inc.
Term Loan, 5.15%, Maturing December 19, 2021		121	121,709
Term Loan, 5.15%, Maturing December 19, 2021		2,692	2,703,887
Helix Gen Funding, LLC
Term Loan, Maturing February 23, 2024(4)		1,000	1,005,104

Borrower/Tranche Description	Principal Amount* (000’s omitted)	Value

Utilities (continued)
Invenergy Thermal Operating I, LLC
Term Loan, 6.65%, Maturing October 19, 2022	193	$186,047
Lightstone Generation, LLC
Term Loan, 5.54%, Maturing January 30, 2024	101	99,928
Term Loan, 5.54%, Maturing January 30, 2024	1,644	1,619,763
Lonestar Generation, LLC
Term Loan, 5.45%, Maturing February 22, 2021	1,365	1,132,976
Longview Power, LLC
Term Loan, 7.05%, Maturing April 13, 2021	3,242	2,618,117
Talen Energy Supply, LLC
Term Loan, 5.05%, Maturing April 15, 2024	800	755,334
TPF II Power, LLC
Term Loan, 5.04%, Maturing October 2, 2023	1,398	1,398,728

		$19,191,020

Total Senior Floating-Rate Loans (identified cost $863,185,290)		$856,870,580

Corporate Bonds & Notes — 7.7%

Security	Principal Amount* (000’s omitted)	Value

Aerospace and Defense — 0.1%
CBC Ammo, LLC/CBC FinCo, Inc.
7.25%, 11/15/21(6)	75	$75,938
Huntington Ingalls Industries, Inc.
5.00%, 11/15/25(6)	15	16,069
Orbital ATK, Inc.
5.25%, 10/1/21	45	46,603
TransDigm, Inc.
6.00%, 7/15/22	85	88,283
6.50%, 7/15/24	80	83,400

		$310,293

Automotive — 0.1%
American Axle & Manufacturing, Inc.
5.125%, 2/15/19	20	$20,278
General Motors Financial Co., Inc.
4.75%, 8/15/17	75	75,473
3.25%, 5/15/18	10	10,133
ZF North America Capital, Inc.
4.50%, 4/29/22(6)	150	158,250

		$264,134

17	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Brokerage / Securities Dealers / Investment Houses — 0.0%(7)
Alliance Data Systems Corp.
6.375%, 4/1/20(6)	55	$56,100

		$56,100

Building and Development — 0.1%
Builders FirstSource, Inc.
10.75%, 8/15/23(6)	18	$20,925
Greystar Real Estate Partners, LLC
8.25%, 12/1/22(6)	50	54,125
HD Supply, Inc.
5.25%, 12/15/21(6)	25	26,431
5.75%, 4/15/24(6)	15	16,031
Hillman Group, Inc. (The)
6.375%, 7/15/22(6)	75	71,625
Reliance Intermediate Holdings, L.P.
6.50%, 4/1/23(6)	120	129,600
Standard Industries, Inc.
6.00%, 10/15/25(6)	55	59,675
TRI Pointe Group, Inc./TRI Pointe Homes, Inc.
4.375%, 6/15/19	45	46,350
5.875%, 6/15/24	60	63,150
USG Corp.
5.50%, 3/1/25(6)	5	5,319

		$493,231

Business Equipment and Services — 0.1%
First Data Corp.
7.00%, 12/1/23(6)	155	$167,400
5.00%, 1/15/24(6)	20	20,800
FTI Consulting, Inc.
6.00%, 11/15/22	40	41,700
ServiceMaster Co., LLC (The)
7.45%, 8/15/27	45	48,769
United Rentals North America, Inc.
7.625%, 4/15/22	14	14,647
6.125%, 6/15/23	15	15,870

		$309,186

Cable and Satellite Television — 0.2%
CCO Holdings, LLC/CCO Holdings Capital Corp.
5.25%, 9/30/22	160	$166,051
5.75%, 1/15/24	10	10,619
5.375%, 5/1/25(6)	95	100,819
5.75%, 2/15/26(6)	45	48,319

Security	Principal Amount* (000’s omitted)	Value

Cable and Satellite Television (continued)
CSC Holdings, LLC
8.625%, 2/15/19	15	$16,500
5.25%, 6/1/24	10	10,231
DISH DBS Corp.
6.75%, 6/1/21	120	133,050
5.875%, 7/15/22	30	32,100
5.875%, 11/15/24	5	5,344
IAC/InterActiveCorp
4.875%, 11/30/18	47	47,493
Virgin Media Secured Finance PLC
5.50%, 1/15/25(6)	625	646,094

		$1,216,620

Chemicals and Plastics — 0.8%
Hexion, Inc.
6.625%, 4/15/20	4,575	$4,277,625
Platform Specialty Products Corp.
10.375%, 5/1/21(6)	15	16,669
6.50%, 2/1/22(6)	60	62,100
Scotts Miracle-Gro Co. (The)
6.00%, 10/15/23	15	16,163
Tronox Finance, LLC
6.375%, 8/15/20	135	136,687
7.50%, 3/15/22(6)	25	26,094
W.R. Grace & Co.
5.125%, 10/1/21(6)	30	32,025
5.625%, 10/1/24(6)	15	16,256

		$4,583,619

Conglomerates — 0.0%(7)
Spectrum Brands, Inc.
6.625%, 11/15/22	35	$37,012
5.75%, 7/15/25	75	80,070
TMS International Corp.
7.625%, 10/15/21(6)	55	56,100

		$173,182

Consumer Products — 0.0%(7)
Central Garden & Pet Co.
6.125%, 11/15/23	50	$54,125
HRG Group, Inc.
7.875%, 7/15/19	110	113,602

		$167,727

18	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Containers and Glass Products — 0.9%
Berry Plastics Corp.
6.00%, 10/15/22	25	$26,750
Owens-Brockway Glass Container, Inc.
5.875%, 8/15/23(6)	35	38,303
6.375%, 8/15/25(6)	15	16,603
Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC
5.75%, 10/15/20	4,350	4,475,063
4.658%, 7/15/21(6)(8)	1,050	1,078,875

		$5,635,594

Distribution & Wholesale — 0.0%(7)
American Tire Distributors, Inc.
10.25%, 3/1/22(6)	50	$52,500

		$52,500

Drugs — 0.4%
Jaguar Holding Co. II/Pharmaceutical Product Development, LLC
6.375%, 8/1/23(6)	115	$121,900
Valeant Pharmaceuticals International, Inc.
6.375%, 10/15/20(6)	55	51,769
7.50%, 7/15/21(6)	50	46,500
5.625%, 12/1/21(6)	30	25,931
6.50%, 3/15/22(6)	887	933,390
7.00%, 3/15/24(6)	1,153	1,222,180

		$2,401,670

Ecological Services and Equipment — 0.0%(7)
Clean Harbors, Inc.
5.25%, 8/1/20	50	$50,875
5.125%, 6/1/21	25	25,625
Covanta Holding Corp.
5.875%, 3/1/24	25	24,750

		$101,250

Electric Utilities — 0.0%(7)
NRG Yield Operating, LLC
5.375%, 8/15/24	25	$25,938
5.00%, 9/15/26(6)	35	34,912

		$60,850

Security	Principal Amount* (000’s omitted)	Value

Electronics / Electrical — 0.3%
Anixter, Inc.
5.50%, 3/1/23	50	$53,313
Infor (US), Inc.
5.75%, 8/15/20(6)	25	25,969
6.50%, 5/15/22	50	52,313
Nuance Communications, Inc.
5.375%, 8/15/20(6)	19	19,431
SS&C Technologies Holdings, Inc.
5.875%, 7/15/23	60	64,417
Western Digital Corp.
7.375%, 4/1/23(6)	1,550	1,700,350
Zebra Technologies Corp.
7.25%, 10/15/22	105	112,914

		$2,028,707

Equipment Leasing — 0.1%
International Lease Finance Corp.
7.125%, 9/1/18(6)	400	$425,075

		$425,075

Financial Intermediaries — 0.1%
CIT Group, Inc.
5.50%, 2/15/19(6)	16	$16,920
5.375%, 5/15/20	10	10,775
Icahn Enterprises, L.P./Icahn Enterprises Finance Corp.
6.00%, 8/1/20	40	41,150
JPMorgan Chase & Co.
Series S, 6.75% to 2/1/24(9)(10)	80	90,100
Navient Corp.
5.50%, 1/15/19	110	114,400
5.00%, 10/26/20	30	30,750

		$304,095

Financial Services — 0.0%(7)
Solera, LLC/Solera Finance, Inc.
10.50%, 3/1/24(6)	15	$17,250

		$17,250

Food Products — 0.3%
Dean Foods Co.
6.50%, 3/15/23(6)	50	$53,000

19	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security		Principal Amount* (000’s omitted)	Value

Food Products (continued)
Iceland Bondco PLC
4.586%, 7/15/20(6)(8)	GBP	1,500	$1,947,229
Post Holdings, Inc.
6.00%, 12/15/22(6)		35	37,363
8.00%, 7/15/25(6)		20	23,400
WhiteWave Foods Co. (The)
5.375%, 10/1/22		25	28,193

			$2,089,185

Food Service — 0.0%(7)
1011778 B.C. Unlimited Liability Company/New Red Finance, Inc.
4.625%, 1/15/22(6)		65	$66,982
6.00%, 4/1/22(6)		125	130,431
Yum! Brands, Inc.
5.30%, 9/15/19		10	10,613
3.75%, 11/1/21		15	15,319
3.875%, 11/1/23		5	4,967

			$228,312

Food / Drug Retailers — 0.0%(7)
Rite Aid Corp.
6.125%, 4/1/23(6)		80	$79,764

			$79,764

Health Care — 1.1%
Alere, Inc.
7.25%, 7/1/18		15	$15,103
6.50%, 6/15/20		35	35,788
6.375%, 7/1/23(6)		20	21,725
Centene Corp.
4.75%, 5/15/22		20	20,960
CHS/Community Health Systems, Inc.
7.125%, 7/15/20		35	34,563
6.25%, 3/31/23		1,650	1,711,050
Envision Healthcare Corp.
5.625%, 7/15/22		45	47,132
HCA Healthcare, Inc.
6.25%, 2/15/21		90	98,550
HCA, Inc.
6.50%, 2/15/20		20	22,025
4.75%, 5/1/23		1,200	1,282,980
5.875%, 2/15/26		25	27,219

Security	Principal Amount* (000’s omitted)	Value

Health Care (continued)
Hologic, Inc.
5.25%, 7/15/22(6)	70	$73,762
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc.
7.50%, 10/1/24(6)	45	49,219
Opal Acquisition, Inc.
8.875%, 12/15/21(6)	10	9,100
RegionalCare Hospital Partners Holdings, Inc.
8.25%, 5/1/23(6)	2,425	2,606,875
Teleflex, Inc.
5.25%, 6/15/24	20	20,800
Tenet Healthcare Corp.
6.00%, 10/1/20	55	59,056
4.375%, 10/1/21	675	696,262
8.125%, 4/1/22	95	100,581
6.75%, 6/15/23	10	9,975

		$6,942,725

Home Furnishings — 0.0%(7)
Tempur Sealy International, Inc.
5.625%, 10/15/23	35	$36,225

		$36,225

Insurance — 0.0%(7)
Alliant Holdings Intermediate, LLC
8.25%, 8/1/23(6)	40	$42,400
Hub Holdings, LLC/Hub Holdings Finance, Inc.
8.125%, 7/15/19(6)(11)	45	45,197
Hub International, Ltd.
7.875%, 10/1/21(6)	60	62,850

		$150,447

Internet Software & Services — 0.0%(7)
Netflix, Inc.
5.50%, 2/15/22	45	$49,101
5.875%, 2/15/25	55	60,225
Riverbed Technology, Inc.
8.875%, 3/1/23(6)	40	40,250

		$149,576

Leisure Goods / Activities / Movies — 0.2%
National CineMedia, LLC
6.00%, 4/15/22	835	$852,744

20	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Leisure Goods / Activities / Movies (continued)
NCL Corp., Ltd.
4.625%, 11/15/20(6)	45	$46,350
Regal Entertainment Group
5.75%, 3/15/22	35	36,706
Royal Caribbean Cruises, Ltd.
7.25%, 3/15/18	50	52,375
Sabre GLBL, Inc.
5.375%, 4/15/23(6)	25	26,344
5.25%, 11/15/23(6)	40	41,800
Viking Cruises, Ltd.
8.50%, 10/15/22(6)	65	68,331
6.25%, 5/15/25(6)	45	44,100

		$1,168,750

Lodging and Casinos — 0.9%
Buffalo Thunder Development Authority
11.00%, 12/9/22(6)	250	$101,085
Caesars Entertainment Operating Co., Inc.
8.50%, 2/15/20(5)	2,336	2,861,633
9.00%, 2/15/20(5)	1,844	2,261,413
ESH Hospitality, Inc.
5.25%, 5/1/25(6)	35	35,852
GLP Capital, L.P./GLP Financing II, Inc.
4.875%, 11/1/20	75	79,875
MGM Resorts International
6.625%, 12/15/21	90	101,475
7.75%, 3/15/22	30	35,250
6.00%, 3/15/23	65	71,519
RHP Hotel Properties, L.P./RHP Finance Corp.
5.00%, 4/15/23	30	30,862
Station Casinos, LLC
7.50%, 3/1/21	27	28,148
Tunica-Biloxi Gaming Authority
9.00%, 11/15/15(5)(6)	345	129,375

		$5,736,487

Manufacturing — 0.0%
Bonal International, Inc.
6.75%, 4/15/21(3)	70	$0

		$0

Security	Principal Amount* (000’s omitted)	Value

Media — 0.2%
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH
5.50%, 1/15/23(6)	1,000	$1,043,750

		$1,043,750

Nonferrous Metals / Minerals — 0.0%(7)
Eldorado Gold Corp.
6.125%, 12/15/20(6)	120	$123,600
Imperial Metals Corp.
7.00%, 3/15/19(6)	25	23,687
New Gold, Inc.
6.25%, 11/15/22(6)	70	72,275

		$219,562

Oil and Gas — 0.4%
Antero Resources Corp.
5.375%, 11/1/21	100	$103,250
5.625%, 6/1/23	35	36,137
Blue Racer Midstream, LLC/Blue Racer Finance Corp.
6.125%, 11/15/22(6)	10	10,325
Canbriam Energy, Inc.
9.75%, 11/15/19(6)	30	31,500
CITGO Petroleum Corp.
6.25%, 8/15/22(6)	775	796,312
Concho Resources, Inc.
5.50%, 4/1/23	245	254,494
CrownRock, L.P./CrownRock Finance, Inc.
7.125%, 4/15/21(6)	95	98,206
7.75%, 2/15/23(6)	60	63,900
CVR Refining, LLC/Coffeyville Finance, Inc.
6.50%, 11/1/22	135	137,700
Denbury Resources, Inc.
5.50%, 5/1/22	20	14,600
Endeavor Energy Resources, L.P./EER Finance, Inc.
7.00%, 8/15/21(6)	95	98,681
8.125%, 9/15/23(6)	25	26,688
Energy Transfer Equity, L.P.
5.875%, 1/15/24	55	58,987
Gulfport Energy Corp.
6.625%, 5/1/23	65	65,812
Matador Resources Co.
6.875%, 4/15/23	40	42,200
Newfield Exploration Co.
5.625%, 7/1/24	130	138,450

21	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Oil and Gas (continued)
PBF Holding Co., LLC/PBF Finance Corp.
8.25%, 2/15/20	20	$20,530
PBF Logistics, L.P./PBF Logistics Finance Corp.
6.875%, 5/15/23	50	51,375
RSP Permian, Inc.
6.625%, 10/1/22	85	89,994
Seven Generations Energy, Ltd.
8.25%, 5/15/20(6)	140	147,000
6.75%, 5/1/23(6)	65	68,900
6.875%, 6/30/23(6)	30	31,875
SM Energy Co.
6.50%, 1/1/23	90	89,100
Sunoco, L.P./Sunoco Finance Corp.
6.375%, 4/1/23	25	26,750
Tesoro Corp.
5.375%, 10/1/22	90	93,825
Tesoro Logistics, L.P./Tesoro Logistics Finance Corp.
5.50%, 10/15/19	15	15,938
6.25%, 10/15/22	35	37,603
Williams Cos., Inc. (The)
4.55%, 6/24/24	5	5,163
Williams Partners, L.P./ACMP Finance Corp.
4.875%, 3/15/24	10	10,388

		$2,665,683

Publishing — 0.0%(7)
MHGE Parent, LLC/MHGE Parent Finance, Inc.
8.50%, 8/1/19(6)(11)	20	$20,200
Tribune Media Co.
5.875%, 7/15/22	35	37,056

		$57,256

Radio and Television — 0.3%
Clear Channel Worldwide Holdings, Inc.
Series A, 6.50%, 11/15/22	50	$51,250
Series B, 6.50%, 11/15/22	100	103,500
iHeartCommunications, Inc.
9.00%, 12/15/19	953	758,226
11.25%, 3/1/21	50	37,500
Nielsen Co. Luxembourg S.a.r.l. (The)
5.50%, 10/1/21(6)	35	36,312
Sirius XM Radio, Inc.
6.00%, 7/15/24(6)	95	101,056

Security	Principal Amount* (000’s omitted)	Value

Radio and Television (continued)
Univision Communications, Inc.
6.75%, 9/15/22(6)	837	$877,804
5.125%, 5/15/23(6)	30	30,413

		$1,996,061

Real Estate Investment Trusts (REITs) — 0.0%(7)
Uniti Group, Inc./CSL Capital, LLC
8.25%, 10/15/23	10	$10,575

		$10,575

Retailers (Except Food and Drug) — 0.3%
Dollar Tree, Inc.
5.25%, 3/1/20	50	$51,531
5.75%, 3/1/23	110	117,040
Fresh Market, Inc. (The)
9.75%, 5/1/23(6)	1,300	1,101,750
Hot Topic, Inc.
9.25%, 6/15/21(6)	30	30,600
L Brands, Inc.
6.875%, 11/1/35	50	48,719
Michaels Stores, Inc.
5.875%, 12/15/20(6)	45	46,181
Murphy Oil USA, Inc.
6.00%, 8/15/23	140	148,137
Party City Holdings, Inc.
6.125%, 8/15/23(6)	60	62,100
Sally Holdings, LLC/Sally Capital, Inc.
5.75%, 6/1/22	55	56,753
Vista Outdoor, Inc.
5.875%, 10/1/23	35	35,569

		$1,698,380

Road & Rail — 0.0%(7)
Watco Cos., LLC/Watco Finance Corp.
6.375%, 4/1/23(6)	45	$46,913

		$46,913

Software and Services — 0.0%(7)
IHS Markit, Ltd.
5.00%, 11/1/22(6)	60	$64,584
Infor Software Parent, LLC/Infor Software Parent, Inc.
7.125%, 5/1/21(6)(11)	60	62,250

		$126,834

22	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security	Principal Amount* (000’s omitted)	Value

Steel — 0.0%(7)
ArcelorMittal
6.75%, 2/25/22	25	$28,250

		$28,250

Surface Transport — 0.0%(7)
Hertz Corp. (The)
6.25%, 10/15/22	45	$38,644
XPO Logistics, Inc.
6.50%, 6/15/22(6)	75	79,909

		$118,553

Technology — 0.0%(7)
Micron Technology, Inc.
5.25%, 8/1/23(6)	15	$15,488

		$15,488

Telecommunications — 0.6%
Avaya, Inc.
9.00%, 4/1/19(5)(6)	45	$37,125
CenturyLink, Inc.
6.75%, 12/1/23	40	42,900
CommScope Technologies, LLC
6.00%, 6/15/25(6)	45	48,046
Frontier Communications Corp.
6.25%, 9/15/21	35	32,900
10.50%, 9/15/22	25	24,625
7.625%, 4/15/24	30	25,350
6.875%, 1/15/25	50	40,469
11.00%, 9/15/25	15	14,081
Intelsat Jackson Holdings S.A.
7.25%, 10/15/20	85	77,137
7.50%, 4/1/21	10	8,950
5.50%, 8/1/23	35	29,050
Level 3 Financing, Inc.
5.375%, 1/15/24	25	26,266
Sprint Communications, Inc.
7.00%, 8/15/20	680	752,250
6.00%, 11/15/22	5	5,338
Sprint Corp.
7.25%, 9/15/21	60	68,269
7.875%, 9/15/23	260	301,275
7.625%, 2/15/25	35	40,337

Security		Principal Amount* (000’s omitted)	Value

Telecommunications (continued)
T-Mobile USA, Inc.
6.625%, 4/1/23		40	$42,688
6.375%, 3/1/25		35	38,019
6.50%, 1/15/26		115	127,219
Wind Acquisition Finance S.A.
4.921%, 4/30/19(6)(8)	EUR	550	626,425
6.50%, 4/30/20(6)		525	543,375
3.668%, 7/15/20(6)(8)	EUR	525	592,825

			$3,544,919

Utilities — 0.2%
AES Corp. (The)
5.50%, 3/15/24		20	$20,850
Calpine Corp.
5.25%, 6/1/26(6)		1,150	1,150,000
Dynegy, Inc.
6.75%, 11/1/19		40	41,350
7.375%, 11/1/22		20	19,750
7.625%, 11/1/24		35	34,125

			$1,266,075

Total Corporate Bonds & Notes (identified cost $47,399,620)			$48,020,853

Asset-Backed Securities — 4.8%

Security		Principal Amount (000’s omitted)	Value
ALM Loan Funding, Ltd.
Series 2015-16A, Class D, 6.508%, 7/15/27(6)(8)		$1,000	$987,481
Apidos CLO XIX
Series 2014-19A, Class E, 6.608%, 10/17/26(6)(8)		2,400	2,387,878
Apidos CLO XVII
Series 2014-17A, Class C, 4.458%, 4/17/26(6)(8)		1,000	996,783
Series 2014-17A, Class D, 5.908%, 4/17/26(6)(8)		1,000	967,094
Apidos CLO XXI
Series 2015-21A, Class D, 6.708%, 7/18/27(6)(8)		1,000	987,757
Ares CLO, Ltd.
Series 2014-32A, Class D, 6.882%, 11/15/25(6)(8)		2,000	2,004,478
Series 2015-2A, Class E2, 6.37%, 7/29/26(6)(8)		1,000	967,887
Birchwood Park CLO, Ltd.
Series 2014-1A, Class E1, 6.258%, 7/15/26(6)(8)		525	520,415

23	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Security	Principal Amount (000’s omitted)	Value

Carlyle Global Market Strategies CLO, Ltd.
Series 2012-3A, Class DR, 8.608%, 10/14/28(6)(8)	$1,200	$1,222,434
Series 2014-4A, Class E, 6.358%, 10/15/26(6)(8)	2,000	1,977,820
Series 2015-5A, Class D, 7.256%, 1/20/28(6)(8)	500	503,404
Cent CLO, L.P.
Series 2014-22A, Class D, 6.479%, 11/7/26(6)(8)	1,000	967,685
Cumberland Park CLO, Ltd.
Series 2015-2A, Class E, 6.156%, 7/20/26(6)(8)	2,025	1,959,633
Dryden XL Senior Loan Fund
Series 2015-40A, Class E, 7.132%, 8/15/28(6)(8)	1,000	1,000,324
Dryden XXVIII Senior Loan Fund
Series 2013-28A, Class B2L, 5.082%, 8/15/25(6)(8)	430	402,957
Galaxy CLO, Ltd.
Series 2015-21A, Class E1, 6.756%, 1/20/28(6)(8)	1,000	987,178
Golub Capital Partners CLO, Ltd.
Series 2015-23A, Class E, 6.921%, 5/5/27(6)(8)	2,000	1,929,388
Oak Hill Credit Partners VIII, Ltd.
Series 2013-8A, Class D, 4.656%, 4/20/25(6)(8)	500	499,020
Oak Hill Credit Partners XI, Ltd.
Series 2015-11A, Class E, 7.856%, 10/20/28(6)(8)	1,000	1,011,060
Octagon Investment Partners XXIII, Ltd.
Series 2015-1A, Class E2, 7.658%, 7/15/27(6)(8)	2,000	2,000,263
Palmer Square CLO, Ltd.
Series 2015-2A, Class D, 6.606%, 7/20/27(6)(8)	1,200	1,182,371
Race Point CLO, Ltd.
Series 2012-7A, Class D, 5.429%, 11/8/24(6)(8)	1,750	1,752,105
Recette CLO, LLC
Series 2015-1A, Class E, 6.856%, 10/20/27(6)(8)	1,000	993,360
Westcott Park CLO, Ltd.
Series 2016-1A, Class E, 8.356%, 7/20/28(6)(8)	1,600	1,629,228

Total Asset-Backed Securities (identified cost $28,397,444)		$29,838,003

Common Stocks — 1.5%

Security	Shares	Value

Aerospace and Defense — 0.2%
IAP Global Services, LLC(3)(12)(13)	58	$921,047

		$921,047

Automotive — 0.1%
Dayco Products, LLC(3)(12)(13)	20,780	$664,960

		$664,960

Security	Shares	Value

Business Equipment and Services — 0.2%
Education Management Corp.(3)(12)(13)	3,569,737	$0
RCS Capital Corp.(3)(12)(13)	63,815	925,318

		$925,318

Electronics / Electrical — 0.2%
Answers Corp.(12)(13)	96,908	$1,465,733

		$1,465,733

Health Care — 0.0%(7)
New Millennium Holdco, Inc.(12)(13)	68,551	$126,819

		$126,819

Lodging and Casinos — 0.2%
Tropicana Entertainment, Inc.(12)(13)	37,016	$1,406,608

		$1,406,608

Nonferrous Metals / Minerals — 0.0%
ASP United/GHX Holding, LLC(3)(12)(13)	707	$0

		$0

Oil and Gas — 0.1%
Bonanza Creek Energy, Inc.(13)	1,652	$58,299
Nine Point Energy Holdings, Inc.(6)(13)	628	9,236
Patterson-UTI Energy, Inc.(13)	341	7,270
Samson Resources II, LLC, Class A(12)(13)	46,484	766,986
Southcross Holdings Group, LLC(3)(12)(13)	67	0
Southcross Holdings L.P., Class A(12)(13)	67	36,850

		$878,641

Publishing — 0.5%
ION Media Networks, Inc.(3)(12)	4,429	$2,224,952
MediaNews Group, Inc.(3)(12)(13)	29,104	1,046,000
Nelson Education, Ltd.(3)(12)(13)	54,585	0

		$3,270,952

Total Common Stocks (identified cost $4,651,473)		$9,660,078

24	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

Convertible Preferred Stocks — 0.0%(7)

Security	Shares	Value

Business Equipment and Services — 0.0%
Education Management Corp., Series A-1, 7.50%(3)(12)(13)	3,972	$0

		$0

Oil and Gas — 0.0%(7)
Nine Point Energy Holdings, Inc., Series A 12.00%(6)(11)	14	$14,000

		$14,000

Total Convertible Preferred Stocks (identified cost $294,330)		$14,000

Closed-End Funds — 2.2%

Security	Shares	Value
BlackRock Floating Rate Income Strategies Fund, Inc.	111,292	$1,607,056
Invesco Senior Income Trust	538,147	2,518,528
Nuveen Credit Strategies Income Fund	406,731	3,562,964
Nuveen Floating Rate Income Fund	164,907	1,970,639
Nuveen Floating Rate Income Opportunity Fund	115,017	1,366,402
Voya Prime Rate Trust	441,753	2,389,884

Total Closed-End Funds (identified cost $13,551,541)		$13,415,473

Miscellaneous — 0.0%(7)

Security	Principal Amount/ Shares	Value

Lodging and Casinos — 0.0%(7)
Buffalo Thunder Development Authority, Residual Claim Certificates, Expires 11/15/29(6)(13)	$110,685	$55

		$55

Oil and Gas — 0.0%
SemGroup Corp., Escrow Certificate(3)(13)	605,000	$0

		$0

Total Miscellaneous (identified cost $0)		$55

Short-Term Investments — 1.5%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.08%(14)	9,159,616	$9,163,280

Total Short-Term Investments (identified cost $9,162,888)		$9,163,280

Total Investments — 155.7% (identified cost $966,642,586)		$966,982,322

Less Unfunded Loan Commitments — (0.1)%		$(645,662)

Net Investments — 155.6% (identified cost $965,996,924)		$966,336,660

Notes Payable — (39.6)%		$(246,000,000)

Variable Rate Term Preferred Shares, at Liquidation Value (net of unamortized deferred debt issuance costs) — (12.8)%		$(79,643,013)

Other Assets, Less Liabilities — (3.2)%		$(19,921,680)

Net Assets Applicable to Common Shares — 100.0%		$620,771,967

The percentage shown for each investment category in the Portfolio of Investments is based on net assets applicable to common shares.

*	In U.S. dollars unless otherwise indicated.

(1)

Senior floating-rate loans (Senior Loans) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will typically have an expected average life of approximately two to four years. The stated interest rate represents the weighted average interest rate of all contracts within the senior loan facility and includes commitment fees on unfunded loan commitments, if any. Senior Loans typically have rates of interest which are redetermined either daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base lending rates are primarily the London Interbank Offered Rate (“LIBOR”) and secondarily, the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders.

(2)	Unfunded or partially unfunded loan commitments. See Note 1F for description.

(3)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 11).

(4)	This Senior Loan will settle after May 31, 2017, at which time the interest rate will be determined.

(5)	Currently the issuer is in default with respect to interest and/or principal payments. For a variable rate security, interest rate has been adjusted to reflect non-accrual status.

(6)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration

25	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Portfolio of Investments — continued

(normally to qualified institutional buyers). At May 31, 2017, the aggregate value of these securities is $51,564,755 or 8.3% of the Trust’s net assets applicable to common shares.

(7)	Amount is less than 0.05%.

(8)	Variable rate security. The stated interest rate represents the rate in effect at May 31, 2017.

(9)	Security converts to floating rate after the indicated fixed-rate coupon period.

(10)	Perpetual security with no stated maturity date but may be subject to calls by the issuer.
(11)

Represents a payment-in-kind security which may pay interest in additional principal at the issuer’s discretion. For corporate bonds, the interest rate paid in additional principal is generally higher than the indicated cash rate.

(12)	Security was acquired in connection with a restructuring of a Senior Loan and may be subject to restrictions on resale.

(13)	Non-income producing security.

(14)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of May 31, 2017.

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

USD	6,311,174	EUR	5,836,238	HSBC Bank USA, N.A.	6/30/17	$—	$(254,823)
USD	2,192,880	EUR	2,052,000	State Street Bank and Trust Company	6/30/17	—	(115,700)
USD	273,745	EUR	250,000	State Street Bank and Trust Company	6/30/17	—	(7,514)
USD	4,002,394	GBP	3,210,391	Goldman Sachs International	6/30/17	—	(137,751)
USD	7,335,867	EUR	6,703,707	Goldman Sachs International	7/31/17	—	(218,227)
USD	528,564	GBP	410,344	State Street Bank and Trust Company	7/31/17	—	(1,118)
USD	4,251,946	CAD	5,716,401	HSBC Bank USA, N.A.	8/31/17	13,502	—
USD	7,656,698	EUR	6,796,590	State Street Bank and Trust Company	8/31/17	—	(14,268)

						$13,502	$(749,401)

Abbreviations:

DIP	–	Debtor In Possession
PIK	–	Payment In Kind

Currency Abbreviations:

CAD	–	Canadian Dollar
EUR	–	Euro
GBP	–	British Pound Sterling
USD	–	United States Dollar

26	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Statement of Assets and Liabilities

Assets	May 31, 2017
Unaffiliated investments, at value (identified cost, $956,834,036)	$957,173,380
Affiliated investment, at value (identified cost, $9,162,888)	9,163,280
Cash	2,469,574
Restricted cash*	600,000
Foreign currency, at value (identified cost, $3,169,577)	3,169,162
Interest and dividends receivable	3,818,136
Dividends receivable from affiliated investment	7,248
Receivable for investments sold	2,657,817
Receivable for open forward foreign currency exchange contracts	13,502
Prepaid upfront fees on variable rate term preferred shares	311,010
Prepaid upfront fees on notes payable	232,622
Prepaid expenses	37,463
Total assets	$979,653,194

Liabilities
Notes payable	$246,000,000
Variable rate term preferred shares, at liquidation value (net of unamortized deferred debt issuance costs of $356,987)	79,643,013
Payable for investments purchased	30,824,267
Payable for open forward foreign currency exchange contracts	749,401
Payable to affiliates:
Investment adviser fee	602,241
Trustees’ fees	9,277
Interest expense and fees payable	827,155
Accrued expenses	225,873
Total liabilities	$358,881,227
Commitments and contingencies (Note 12)
Net assets applicable to common shares	$620,771,967

Sources of Net Assets
Common shares, $0.01 par value, unlimited number of shares authorized, 39,863,690 shares issued and outstanding	$398,637
Additional paid-in capital	694,926,159
Accumulated net realized loss	(76,778,180)
Accumulated undistributed net investment income	2,742,838
Net unrealized depreciation	(517,487)
Net assets applicable to common shares	$620,771,967

Net Asset Value Per Common Share
($620,771,967 ÷ 39,863,690 common shares issued and outstanding)	$15.57

*	Represents restricted cash on deposit at the custodian for open forward foreign currency exchange contracts.

27	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Statement of Operations

Investment Income	Year Ended May 31, 2017
Interest and other income	$47,930,524
Dividends	1,465,896
Interest allocated from/dividends from affiliated investment	92,214
Expenses allocated from affiliated investment	(381)
Total investment income	$49,488,253

Expenses
Investment adviser fee	$6,953,910
Trustees’ fees and expenses	52,679
Custodian fee	332,016
Transfer and dividend disbursing agent fees	18,320
Legal and accounting services	464,264
Printing and postage	65,957
Interest expense and fees	7,037,587
Miscellaneous	101,903
Total expenses	$15,026,636

Net investment income	$34,461,617

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions	$(5,507,523)
Investment transactions in/allocated from affiliated investment	4,170
Foreign currency and forward foreign currency exchange contract transactions	2,990,045
Net realized loss	$(2,513,308)
Change in unrealized appreciation (depreciation) —
Investments	$39,521,086
Investments — affiliated investment	392
Foreign currency and forward foreign currency exchange contracts	(997,765)
Net change in unrealized appreciation (depreciation)	$38,523,713

Net realized and unrealized gain	$36,010,405

Net increase in net assets from operations	$70,472,022

28	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Statements of Changes in Net Assets

	Year Ended May 31,
Increase (Decrease) in Net Assets	2017	2016
From operations —
Net investment income	$34,461,617	$36,200,947
Net realized loss from investment, foreign currency and forward foreign currency exchange contract transactions	(2,513,308)	(16,798,087)
Net change in unrealized appreciation (depreciation) from investments, foreign currency and forward foreign currency exchange contracts	38,523,713	(21,704,410)
Net increase (decrease) in net assets from operations	$70,472,022	$(2,301,550)
Distributions to common shareholders —
From net investment income	$(34,801,001)	$(36,036,776)
Total distributions to common shareholders	$(34,801,001)	$(36,036,776)

Net increase (decrease) in net assets	$35,671,021	$(38,338,326)

Net Assets Applicable to Common Shares
At beginning of year	$585,100,946	$623,439,272
At end of year	$620,771,967	$585,100,946

Accumulated undistributed net investment income included in net assets applicable to common shares
At end of year	$2,742,838	$1,785,277

29	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Statement of Cash Flows

Cash Flows From Operating Activities	Year Ended May 31, 2017
Net increase in net assets from operations	$70,472,022
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Investments purchased	(451,975,776)
Investments sold and principal repayments	433,512,259
Decrease in short-term investments, net	722,871
Net amortization/accretion of premium (discount)	(1,810,350)
Amortization of prepaid upfront fees on variable rate term preferred shares	281,257
Amortization of deferred debt issuance costs on variable rate term preferred shares	101,280
Amortization of prepaid upfront fees on notes payable	307,662
Increase in restricted cash	(280,000)
Decrease in interest and dividends receivable	1,656,399
Increase in dividends receivable from affiliated investment	(2,558)
Decrease in receivable for open forward foreign currency exchange contracts	291,576
Increase in prepaid expenses	(7,903)
Increase in payable for open forward foreign currency exchange contracts	686,151
Increase in payable to affiliate for investment adviser fee	33,358
Increase in payable to affiliate for Trustees’ fees	1,250
Increase in interest expense and fees payable	383,905
Decrease in accrued expenses	(49,809)
Decrease in unfunded loan commitments	(304,540)
Net change in unrealized (appreciation) depreciation from investments	(39,521,478)
Net realized loss from investments	5,503,353
Net cash provided by operating activities	$20,000,929

Cash Flows From Financing Activities
Distributions paid to common shareholders, net of reinvestments	$(34,801,001)
Payment of prepaid upfront fees on variable rate term preferred shares	(460,000)
Payment of deferred debt issuance costs on variable rate term preferred shares	(458,267)
Payment of prepaid upfront fees on notes payable	(295,000)
Proceeds from notes payable	44,000,000
Repayments of notes payable	(30,000,000)
Net cash used in financing activities	$(22,014,268)

Net decrease in cash*	$(2,013,339)

Cash at beginning of year(1)	$7,652,075

Cash at end of year(1)	$5,638,736

Supplemental disclosure of cash flow information:
Cash paid for interest and fees on borrowings and variable rate term preferred shares	$7,176,750

*	Includes net change in unrealized appreciation (depreciation) on foreign currency of $(368).

(1)	Balance includes foreign currency, at value.

30	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Financial Highlights

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
	2017	2016	2015	2014	2013
Net asset value — Beginning of year (Common shares)	$14.680	$15.640	$16.080	$16.300	$15.510

Income (Loss) From Operations
Net investment income(1)	$0.864	$0.908	$0.882	$0.889	$1.058
Net realized and unrealized gain (loss)	0.899	(0.964)	(0.431)	(0.145)	0.707
Distributions to APS shareholders —
From net investment income(1)	—	—	—	—	(0.024)
Discount on redemption and repurchase of APS(1)	—	—	—	—	0.036

Total income (loss) from operations	$1.763	$(0.056)	$0.451	$0.744	$1.777

Less Distributions to Common Shareholders
From net investment income	$(0.873)	$(0.904)	$(0.891)	$(0.966)	$(1.041)

Total distributions to common shareholders	$(0.873)	$(0.904)	$(0.891)	$(0.966)	$(1.041)

Premium from common shares sold through shelf offering (see Note 6)(1)	$—	$—	$—	$0.002	$0.054

Net asset value — End of year (Common shares)	$15.570	$14.680	$15.640	$16.080	$16.300

Market value — End of year (Common shares)	$15.150	$13.560	$14.360	$15.180	$16.680

Total Investment Return on Net Asset Value(2)	12.65%	0.46%	3.43%	4.87%	12.15%

Total Investment Return on Market Value(2)	18.58%	1.14%	0.59%	(3.19)%	12.66%

31	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Financial Highlights — continued

Selected data for a common share outstanding during the periods stated

	Year Ended May 31,
Ratios/Supplemental Data	2017	2016	2015	2014	2013
Net assets applicable to common shares, end of year (000’s omitted)	$620,772	$585,101	$623,439	$641,079	$646,842
Ratios (as a percentage of average daily net assets applicable to common shares):†
Expenses excluding interest and fees(3)	1.32%	1.36%	1.37%	1.36%	1.38	%(4)
Interest and fee expense(5)	1.16%	0.93%	0.80%	0.77%	0.66%
Total expenses(3)	2.48%	2.29%	2.17%	2.13%	2.04	%(4)
Net investment income	5.68%	6.22%	5.60%	5.50%	6.61	%(4)
Portfolio Turnover	47%	29%	32%	35%	47%
Senior Securities:
Total notes payable outstanding (in 000’s)	$246,000	$232,000	$290,000	$300,000	$290,000
Asset coverage per $1,000 of notes payable(6)	$3,849	$3,867	$3,426	$3,404	$3,506
Total preferred shares outstanding	800	800	800	800	800
Asset coverage per preferred share(7)	$290,421	$287,532	$268,497	$268,705	$274,822
Involuntary liquidation preference per preferred share(8)	$100,000	$100,000	$100,000	$100,000	$100,000
Approximate market value per preferred share(8)	$100,000	$100,000	$100,000	$100,000	$100,000

(1)	Computed using average common shares outstanding.

(2)

Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. Distributions are assumed to be reinvested at prices obtained under the Trust’s dividend reinvestment plan.

(3)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(4)	Ratios do not reflect the effect of dividend payments to APS shareholders.

(5)	Interest and fee expense relates to variable rate term preferred shares (see Note 2) and the notes payable, primarily incurred to redeem the Trust’s APS (see Note 8).

(6)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, and dividing the result by the notes payable balance in thousands.

(7)

Calculated by subtracting the Trust’s total liabilities (not including the notes payable and preferred shares) from the Trust’s total assets, dividing the result by the sum of the value of the notes payable and liquidation value of the preferred shares, and multiplying the result by the liquidation value of one preferred share. Such amount equates to 290%, 288%, 268%, 269% and 275% at May 31, 2017, 2016, 2015, 2014 and 2013, respectively.

(8)	Plus accumulated and unpaid dividends.

†	Ratios based on net assets applicable to common shares plus preferred shares and borrowings are presented below. Ratios exclude the effect of custody fee credits, if any.

	Year Ended May 31,
	2017	2016	2015	2014	2013
Expenses excluding interest and fees	0.86%	0.86%	0.85%	0.85%	0.89%
Interest and fee expense	0.76%	0.58%	0.50%	0.49%	0.42%
Total expenses	1.62%	1.44%	1.35%	1.34%	1.31%
Net investment income	3.72%	3.90%	3.50%	3.46%	4.23%

32	See Notes to Financial Statements.

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements

1  Significant Accounting Policies

Eaton Vance Floating-Rate Income Trust (the Trust) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Trust’s investment objective is to provide a high level of current income. The Trust will, as a secondary objective, also seek preservation of capital to the extent consistent with its primary goal of high current income.

The following is a summary of significant accounting policies of the Trust. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Trust is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Senior Floating-Rate Loans. Interests in senior floating-rate loans (Senior Loans) for which reliable market quotations are readily available are valued generally at the average mean of bid and ask quotations obtained from a third party pricing service. Other Senior Loans are valued at fair value by the investment adviser under procedures approved by the Trustees. In fair valuing a Senior Loan, the investment adviser utilizes one or more of the valuation techniques described in (i) through (iii) below to assess the likelihood that the borrower will make a full repayment of the loan underlying such Senior Loan relative to yields on other Senior Loans issued by companies of comparable credit quality. If the investment adviser believes that there is a reasonable likelihood of full repayment, the investment adviser will determine fair value using a matrix pricing approach that considers the yield on the Senior Loan. If the investment adviser believes there is not a reasonable likelihood of full repayment, the investment adviser will determine fair value using analyses that include, but are not limited to: (i) a comparison of the value of the borrower’s outstanding equity and debt to that of comparable public companies; (ii) a discounted cash flow analysis; or (iii) when the investment adviser believes it is likely that a borrower will be liquidated or sold, an analysis of the terms of such liquidation or sale. In certain cases, the investment adviser will use a combination of analytical methods to determine fair value, such as when only a portion of a borrower’s assets are likely to be sold. In conducting its assessment and analyses for purposes of determining fair value of a Senior Loan, the investment adviser will use its discretion and judgment in considering and appraising relevant factors. Fair value determinations are made by the portfolio managers of the Trust based on information available to such managers. The portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may not possess the same information about a Senior Loan borrower as the portfolio managers of the Trust. At times, the fair value of a Senior Loan determined by the portfolio managers of other funds managed by the investment adviser that invest in Senior Loans may vary from the fair value of the same Senior Loan determined by the portfolio managers of the Trust. The fair value of each Senior Loan is periodically reviewed and approved by the investment adviser’s Valuation Committee and by the Trustees based upon procedures approved by the Trustees. Junior Loans (i.e., subordinated loans and second lien loans) are valued in the same manner as Senior Loans.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Equity Securities. Equity securities listed on a U.S. securities exchange generally are valued at the last sale or closing price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that uses various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events.

Derivatives. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Trust’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Trust may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service. Prior to Cash Reserves Fund’s issuance of units in October 2016, the value of the Trust’s investment in Cash Reserves Fund reflected the Trust’s proportionate interest in its net assets and the Trust recorded its pro rata share of Cash Reserves Fund’s income, expenses and realized gain or loss.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Trust in a manner that fairly reflects the security’s value, or the amount that

33

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

the Trust might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Distributions from investment companies are recorded as dividend income, capital gains or return of capital based on the nature of the distribution.

D  Federal Taxes — The Trust’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

As of May 31, 2017, the Trust had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Trust files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Trust may enter into certain loan agreements all or a portion of which may be unfunded. The Trust is obligated to fund these commitments at the borrower’s discretion. These commitments are disclosed in the accompanying Portfolio of Investments. At May 31, 2017, the Trust had sufficient cash and/or securities to cover these commitments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Trust) could be deemed to have personal liability for the obligations of the Trust. However, the Trust’s Declaration of Trust contains an express disclaimer of liability on the part of Trust shareholders and the By-laws provide that the Trust shall assume the defense on behalf of any Trust shareholders. Moreover, the By-laws also provide for indemnification out of Trust property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Trust enters into agreements with service providers that may contain indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

I  Forward Foreign Currency Exchange Contracts — The Trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

J  When-Issued Securities and Delayed Delivery Transactions — The Trust may purchase securities on a delayed delivery or when-issued basis. Payment and delivery may take place after the customary settlement period for that security. At the time the transaction is negotiated, the price of the security that will be delivered is fixed. The Trust maintains cash and/or security positions for these commitments such that sufficient liquid assets will be available to make payments upon settlement. Securities purchased on a delayed delivery or when-issued basis are marked-to-market daily and begin earning interest on settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

K  Statement of Cash Flows — The cash amount shown in the Statement of Cash Flows of the Trust is the amount included in the Trust’s Statement of Assets and Liabilities and represents the unrestricted cash on hand at its custodian and does not include any short-term investments.

34

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

L  New Accounting Pronouncement — During the year ended May 31, 2017, the Trust adopted the FASB’s Accounting Standards Update No. 2015-03, which provides guidance to simplify the presentation of debt issuance costs and became effective for fiscal years beginning after December 15, 2015 and interim periods within those fiscal years. Pursuant to the new standard, the Trust is required to present debt issuance costs in its Statement of Assets and Liabilities as a direct deduction from the carrying value of the related debt liability. Prior to the change, such costs were presented by the Trust as a deferred asset. This change in accounting had no impact on the Trust’s net assets.

2  Variable Rate Term Preferred Shares

On December 18, 2012, the Trust issued 800 shares of Series C-1 Variable Rate Term Preferred Shares (Series C-1 VRTP Shares) in a private offering to a commercial paper conduit sponsored by a large financial institution (the Conduit). The Trust used the net proceeds from the issuance to enter into a series of transactions which resulted in a redemption and/or repurchase of its Auction Preferred Shares.

Variable rate term preferred shares are a form of preferred shares that represent stock of the Trust. They have a par value of $0.01 per share and a liquidation preference of $100,000 per share. The Series C-1 VRTP Shares also had an original mandatory redemption date of December 18, 2015 that had been extended to July 8, 2016 on May 20, 2015 and further extended on December 22, 2015 to January 8, 2017 upon consent of the holders of the Series C-1 VRTP Shares and approval of the Fund’s Board of Trustees. During the year ended May 31, 2017, the redemption date was further extended to April 7, 2017.

On September 30, 2016, the Series C-1 VRTP Shares were transferred to another large financial institution (the Assignee) as permitted by the Trust’s By-laws. The transferred Series C-1 VRTP Shares were then exchanged for an equal number of Series L-2 Variable Rate Term Preferred Shares (Series L-2 VRTP Shares), and the mandatory redemption date was extended to three years from the date of transfer. In addition, beginning one year after the date of the transfer, the Assignee is permitted to accelerate the redemption date of the Series L-2 VRTP Shares to 365 days following delivery of a redemption notice to the Trust. Dividends on the Series L-2 VRTP Shares are determined each day based on a spread of 1.85% to three-month LIBOR (spread of 1.45% to one-month LIBOR prior to September 30, 2016 for the Series C-1 VRTP Shares). Such spread to the cost of funding is determined based on the current credit rating of the Series L-2 VRTP Shares, which is provided by Moody’s Investors Service.

The Series L-2 VRTP Shares are redeemable at the option of the Trust at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, on any business day and solely for the purpose of reducing the leverage of the Trust. The Series L-2 VRTP Shares are also subject to mandatory redemption at a redemption price equal to $100,000 per share, plus accumulated and unpaid dividends, if the Trust is in default for an extended period on its asset maintenance or leverage ratio requirements with respect to the Series L-2 VRTP Shares. Six months prior to the mandatory redemption date, the Trust is required to segregate in a liquidity account with its custodian investments equal to 110% of the Series L-2 VRTP Shares’ redemption price, and over the six month period execute a series of liquidation transactions to assure sufficient liquidity to redeem the Series L-2 VRTP Shares. The holders of the Series L-2 VRTP Shares, voting as a class, are entitled to elect two Trustees of the Trust. If the dividends on the Series L-2 VRTP Shares remain unpaid in an amount equal to two full years’ dividends, the holders of the Series L-2 VRTP Shares as a class have the right to elect a majority of the Board of Trustees.

For financial reporting purposes, the liquidation value of the Series L-2 VRTP Shares (net of unamortized deferred debt issuance costs) is presented as a liability on the Statement of Assets and Liabilities and unpaid dividends are included in interest expense and fees payable. Dividends accrued on each series of variable rate term preferred shares are treated as interest payments for financial reporting purposes and are included in interest expense and fees on the Statement of Operations.

In connection with the transfer of the Series C-1 VRTP Shares to the Assignee on September 30, 2016, the Trust paid an upfront fee of $400,000 and debt issuance costs of $458,267, both of which are being amortized to interest expense and fees over a period of three years to September 30, 2019. The unamortized amount of the debt issuance costs as of May 31, 2017 is presented as a deduction of the liability for variable rate term preferred shares on the Statement of Assets and Liabilities. Also included in interest expense and fees for the year ended May 31, 2017 is amortization of $192,267 of upfront fees paid in connection with the extensions of the redemption date prior to the transfer of the Series C-1 VRTP Shares to the Assignee.

The carrying amount of the Series L-2 VRTP Shares at May 31, 2017 represents its liquidation value, which approximates fair value. If measured at fair value, the Series L-2 VRTP Shares would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2017. The average liquidation preference of the variable rate term preferred shares during the year ended May 31, 2017 was $80,000,000.

3  Distributions to Shareholders and Income Tax Information

The Trust intends to make monthly distributions of net investment income to common shareholders, after payment of any dividends on any outstanding variable rate term preferred shares. In addition, at least annually, the Trust intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years). Distributions to common shareholders are recorded on the ex-dividend date. Dividends to variable rate term preferred shareholders are accrued daily and payable monthly. The dividend rate on Series L-2 VRTP Shares at May 31, 2017 was 3.06%. The amount of dividends accrued and the average dividend rate of the variable rate term preferred shares during the year ended May 31, 2017 were $2,112,260 and 2.64%, respectively.

35

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

Distributions to shareholders are determined in accordance with income tax regulations, which may differ from U.S. GAAP. As required by U.S. GAAP, only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income.

The tax character of distributions declared, including distributions on variable rate term preferred shares that are treated as interest expense for financial reporting purposes, for the years ended May 31, 2017 and May 31, 2016 was as follows:

	Year Ended May 31,
	2017	2016

Distributions declared from:
Ordinary income	$36,913,261	$37,530,029

During the year ended May 31, 2017, accumulated net realized loss was decreased by $51,648,188, accumulated undistributed net investment income was increased by $1,296,945 and paid-in capital was decreased by $52,945,133 due to expired capital loss carryforwards and differences between book and tax accounting, primarily for foreign currency gain (loss), tax straddle transactions, premium amortization, accretion of market discount, investments in partnerships and the treatment of variable rate term preferred shares as equity for tax purposes. These reclassifications had no effect on the net assets or net asset value per share of the Trust.

As of May 31, 2017, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income	$3,160,335
Capital loss carryforwards and deferred capital losses	$(75,094,765)
Net unrealized depreciation	$(2,200,902)
Other temporary differences	$(417,497)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, investments in partnerships, the timing of recognizing distributions to shareholders, premium amortization, accretion of market discount and defaulted bond interest.

At May 31, 2017, the Trust, for federal income tax purposes, had capital loss carryforwards of $57,689,142 and deferred capital losses of $17,405,623 which would reduce its taxable income arising from future net realized gains on investment transactions, if any, to the extent permitted by the Internal Revenue Code, and thus would reduce the amount of distributions to shareholders, which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryforwards will expire on May 31, 2018 ($40,967,167) and May 31, 2019 ($16,721,975) and their character is short-term. Under tax regulations, capital losses incurred in taxable years beginning after December 2010 are considered deferred capital losses and are treated as arising on the first day of the Trust’s next taxable year, retaining the same short-term or long-term character as when originally deferred. Deferred capital losses are required to be used prior to capital loss carryforwards, which carry an expiration date. As a result of this ordering rule, capital loss carryforwards may be more likely to expire unused. Of the deferred capital losses at May 31, 2017, $17,405,623 are long-term.

The cost and unrealized appreciation (depreciation) of investments of the Trust at May 31, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$967,680,339

Gross unrealized appreciation	$15,706,208
Gross unrealized depreciation	(17,049,887)

Net unrealized depreciation	$(1,343,679)

4  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Trust. The fee is computed at an annual rate of 0.75% of the Trust’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net

36

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

assets plus obligations attributable to investment leverage. For the year ended May 31, 2017, the Trust’s investment adviser fee amounted to $6,953,910. The Trust invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund. EVM also serves as administrator of the Trust, but receives no compensation.

Trustees and officers of the Trust who are members of EVM’s organization receive remuneration for their services to the Trust out of the investment adviser fee. Trustees of the Trust who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended May 31, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Trust are officers of EVM.

5  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and principal repayments on Senior Loans, aggregated $469,170,734 and $435,166,112, respectively, for the year ended May 31, 2017.

6  Common Shares of Beneficial Interest and Shelf Offering

The Trust may issue common shares pursuant to its dividend reinvestment plan. There were no common shares issued by the Trust for the years ended May 31, 2017 and May 31, 2016.

On November 11, 2013, the Board of Trustees of the Trust authorized the repurchase by the Trust of up to 10% of its then currently outstanding common shares in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Trust to purchase a specific amount of shares. There were no repurchases of common shares by the Trust for the years ended May 31, 2017 and May 31, 2016.

Pursuant to a registration statement filed with the SEC, the Trust is authorized to issue up to an additional 5,495,789 common shares through an equity shelf offering program (the “shelf offering”). Under the shelf offering, the Trust, subject to market conditions, may raise additional capital from time to time and in varying amounts and offering methods at a net price at or above the Trust’s net asset value per common share. During the years ended May 31, 2017 and May 31, 2016, there were no shares sold by the Trust pursuant to its shelf offering.

7  Financial Instruments

The Trust may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at May 31, 2017 is included in the Portfolio of Investments. At May 31, 2017, the Trust had sufficient cash and/or securities to cover commitments under these contracts.

The Trust is subject to foreign exchange risk in the normal course of pursuing its investment objective. Because the Trust holds foreign currency denominated investments, the value of these investments and related receivables and payables may change due to future changes in foreign currency exchange rates. To hedge against this risk, the Trust enters into forward foreign currency exchange contracts.

The Trust enters into forward foreign currency exchange contracts that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Trust’s net assets below a certain level over a certain period of time, which would trigger a payment by the Trust for those derivatives in a liability position. At May 31, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $749,401. The aggregate fair value of assets pledged as collateral by the Trust for such liability was $600,000 at May 31, 2017.

The over-the-counter (OTC) derivatives in which the Trust invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Trust’s net assets decline by a stated percentage or the Trust fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Trust of any net liability owed to it.

37

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Trust, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Trust as collateral, if any, are identified as such in the Portfolio of Investments.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is foreign exchange risk at May 31, 2017 was as follows:

	Fair Value
Derivative	Asset Derivative		Liability Derivative

Forward foreign currency exchange contracts	$13,502	(1)	$(749,401	)(2)

(1)	Statement of Assets and Liabilities location: Receivable for open forward foreign currency exchange contracts; Net unrealized depreciation.

(2)	Statement of Assets and Liabilities location: Payable for open forward foreign currency exchange contracts; Net unrealized depreciation.

The Trust’s derivative assets and liabilities at fair value by type, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Trust’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Trust for such assets and pledged by the Trust for such liabilities as of May 31, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

HSBC Bank USA, N.A.	$13,502	$(13,502)	$—	$—	$—

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Goldman Sachs International	$(355,978)	$—	$—	$260,000	$(95,978)
HSBC Bank USA, N.A.	(254,823)	13,502	—	—	(241,321)
State Street Bank and Trust Company	(138,600)	—	—	138,600	—

	$(749,401)	$13,502	$—	$398,600	$(337,299)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

38

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is foreign exchange risk for the year ended May 31, 2017 was as follows:

Derivative	Realized Gain (Loss) on Derivatives Recognized in Income(1)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income(2)

Forward foreign currency exchange contracts	$3,058,507	$(977,727)

(1)	Statement of Operations location: Net realized gain (loss) – Foreign currency and forward foreign currency exchange contract transactions.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Foreign currency and forward foreign currency exchange contracts.

The average notional amount of forward foreign currency exchange contracts outstanding (based on the absolute value of notional amounts of currency purchased and currency sold) during the year ended May 31, 2017, which is indicative of the volume of this derivative type, was approximately $35,037,000.

8  Revolving Credit and Security Agreement

The Trust has entered into a Revolving Credit and Security Agreement, as amended (the Agreement) with conduit lenders and a bank to borrow up to $295 million ($310 million prior to September 30, 2016). Borrowings under the Agreement are secured by the assets of the Trust. Interest is charged at a rate above the conduits’ commercial paper issuance rate and is payable monthly. Under the terms of the Agreement, in effect through March 12, 2018, the Trust also pays a program fee of 0.67% per annum on its outstanding borrowings to administer the facility and a liquidity fee of 0.15% (0.25% if the outstanding loan amount is less than or equal to 60% of the total facility size) per annum on the borrowing limit under the Agreement. Program and liquidity fees for the year ended May 31, 2017 totaled $2,091,492 and are included in interest expense and fees on the Statement of Operations. The Trust also paid an upfront fee of $295,000, which is being amortized to interest expense over a period of one year through March 2018. The unamortized balance at May 31, 2017 is approximately $233,000 and is included in prepaid upfront fees on notes payable on the Statement of Assets and Liabilities. The Trust is required to maintain certain net asset levels during the term of the Agreement. At May 31, 2017, the Trust had borrowings outstanding under the Agreement of $246,000,000 at an interest rate of 1.12%. Based on the short-term nature of the borrowings under the Agreement and the variable interest rate, the carrying amount of the borrowings at May 31, 2017 approximated its fair value. If measured at fair value, borrowings under the Agreement would have been considered as Level 2 in the fair value hierarchy (see Note 11) at May 31, 2017. For the year ended May 31, 2017, the average borrowings under the Agreement and the average interest rate (excluding fees) were $240,728,767 and 0.89%, respectively.

9  Risks Associated with Foreign Investments

Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Certain foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations, expropriation or confiscatory taxation, limitation on the removal of funds or other assets of the Trust, political or financial instability or diplomatic and other developments which could affect such investments. Foreign securities markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. companies. In general, there is less overall governmental supervision and regulation of foreign securities markets, broker/dealers and issuers than in the United States.

10  Credit Risk

The Trust invests primarily in below investment grade floating-rate loans, which are considered speculative because of the credit risk of their issuers. Changes in economic conditions or other circumstances are more likely to reduce the capacity of issuers of these securities to make principal and interest payments. Such companies are more likely to default on their payments of interest and principal owed than issuers of investment grade bonds. An economic downturn generally leads to a higher non-payment rate, and a loan or other debt obligation may lose significant value before a default occurs. Lower rated investments also may be subject to greater price volatility than higher rated investments. Moreover, the specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan’s value.

39

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Notes to Financial Statements — continued

11  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At May 31, 2017, the hierarchy of inputs used in valuing the Trust’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Senior Floating-Rate Loans (Less Unfunded Loan Commitments)	$—	$853,748,207	$2,476,711	$856,224,918
Corporate Bonds & Notes	—	48,020,853	0	48,020,853
Asset-Backed Securities	—	29,838,003	—	29,838,003
Common Stocks	1,472,177	2,405,624	5,782,277	9,660,078
Convertible Preferred Stocks	—	14,000	0	14,000
Closed-End Funds	13,415,473	—	—	13,415,473
Miscellaneous	—	55	0	55
Short-Term Investments	—	9,163,280	—	9,163,280

Total Investments	$14,887,650	$943,190,022	$8,258,988	$966,336,660

Forward Foreign Currency Exchange Contracts	$—	$13,502	$—	$13,502

Total	$14,887,650	$943,203,524	$8,258,988	$966,350,162

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(749,401)	$—	$(749,401)

Total	$—	$(749,401)	$—	$(749,401)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Trust.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the year ended May 31, 2017 is not presented.

At May 31, 2017, there were no investments transferred between Level 1 and Level 2 during the year then ended.

12  Legal Proceedings

In May 2015, the Trust was served with an amended complaint filed in an adversary proceeding in the United States Bankruptcy Court for the Southern District of New York. The adversary proceeding was filed by the Motors Liquidation Company Avoidance Action Trust (“AAT”) against the former holders of a $1.5 billion term loan issued by General Motors Corp. (“GM”) in 2006 (the “Term Loan Lenders”) who received a full repayment of the term loan pursuant to a court order in the GM bankruptcy proceeding. The court order was made with the understanding that the term loan was fully secured at the time of GM’s bankruptcy filing in June 2009. The AAT is seeking (1) a determination from the Bankruptcy Court that the security interest held by the Term Loan Lenders was not perfected at the time GM filed for Chapter 11 Bankruptcy protection and thus the Term Loan Lenders should have been treated in the same manner as GM’s unsecured creditors, (2) disgorgement of any interest payments made to the Term Loan Lenders within ninety days of GM’s filing for Chapter 11 Bankruptcy protection, and (3) disgorgement of the $1.5 billion term loan repayment that was made to the Term Loan Lenders. The value of the payment received under the term loan agreement by the Trust is approximately $4,166,000 (equal to 0.67% of net assets applicable to common shares at May 31, 2017). The Trust cannot predict the outcome of these proceedings or the effect, if any, on the Trust’s net asset value. The attorneys’ fees and costs related to these actions are expensed by the Trust as incurred.

40

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Eaton Vance Floating-Rate Income Trust:

We have audited the accompanying statement of assets and liabilities of Eaton Vance Floating-Rate Income Trust (the “Trust”), including the portfolio of investments, as of May 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities and senior loans owned as of May 31, 2017, by correspondence with the custodian, brokers, and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Floating-Rate Income Trust as of May 31, 2017, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

July 17, 2017

41

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Federal Tax Information (Unaudited)

The Form 1099-DIV you receive in February 2018 will show the tax status of all distributions paid to your account in calendar year 2017. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Trust. As required by the Internal Revenue Code and/or regulations, shareholders must be notified regarding the status of qualified dividend income for individuals and the dividends received deduction for corporations.

Qualified Dividend Income.  For the fiscal year ended May 31, 2017, the Trust designates approximately $612,166, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction.  Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Trust’s dividend distribution that qualifies under tax law. For the Trust’s fiscal 2017 ordinary income dividends, 1.52% qualifies for the corporate dividends received deduction.

42

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Annual Meeting of Shareholders (Unaudited)

The Fund held its Annual Meeting of Shareholders on March 23, 2017. The following action was taken by the shareholders:

Item 1:  The election of Scott E. Eston, Thomas E. Faust Jr., Cynthia E. Frost and Scott E. Wennerholm as Class I Trustees of the Fund for a three-year term expiring in 2020. Mr. Eston was elected solely by VRTP shareholders.

Nominee for Trustee Elected by All Shareholders	Number of Shares
	For	Withheld
Thomas E. Faust Jr.	34,213,655	1,028,415
Cynthia E. Frost	34,216,434	1,025,636
Scott E. Wennerholm	34,200,813	1,041,257

Nominee for Trustee Elected by VRTP Shareholders	Number of Shares
	For	Withheld
Scott E. Eston	800	0

43

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Dividend Reinvestment Plan

The Trust offers a dividend reinvestment plan (Plan) pursuant to which shareholders may elect to have distributions automatically reinvested in common shares (Shares) of the Trust. You may elect to participate in the Plan by completing the Dividend Reinvestment Plan Application Form. If you do not participate, you will receive all distributions in cash paid by check mailed directly to you by American Stock Transfer & Trust Company, LLC (AST) as dividend paying agent. On the distribution payment date, if the NAV per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the NAV per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by AST, the Plan agent (Agent). Distributions subject to income tax (if any) are taxable whether or not Shares are reinvested.

If your Shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that the Trust’s transfer agent re-register your Shares in your name or you will not be able to participate.

The Agent’s service fee for handling distributions will be paid by the Trust. Plan participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Agent at the address noted on the following page. If you withdraw, you will receive Shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Agent to sell part or all of his or her Shares and remit the proceeds, the Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your Shares are held in your own name, you may complete the form on the following page and deliver it to the Agent. Any inquiries regarding the Plan can be directed to the Agent at 1-866-439-6787.

44

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Application for Participation in Dividend Reinvestment Plan

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account

Shareholder signature                                                           Date

Shareholder signature                                                           Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Floating-Rate Income Trust

c/o American Stock Transfer & Trust Company, LLC

P.O. Box 922

Wall Street Station

New York, NY 10269-0560

Number of Employees

The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a closed-end management investment company, and has no employees.

Number of Shareholders

As of May 31, 2017, Trust records indicate that there are 9 registered shareholders and approximately 20,125 shareholders owning the Trust shares in street name, such as through brokers, banks and financial intermediaries.

If you are a street name shareholder and wish to receive Trust reports directly, which contain important information about the Trust, please write or call:

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is EFT.

45

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

46

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Floating-Rate Income Trust (the “Fund”) with Eaton Vance Management (the “Adviser”), including its fee structure, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of the agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreement. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser.

The Board considered the Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund. In particular, the Board considered the abilities and experience of the Adviser’s investment professionals in analyzing factors such as the special considerations relevant to investing in senior floating rate loans. The Board considered the Adviser’s large group of bank loan investment professionals and other personnel who provide services to the Fund, including portfolio managers and analysts. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of the Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund, including the provision of administrative services. The Board also considered the business-related and other risks to which the Adviser or its affiliates may be subject in managing the Fund.

The Board considered the compliance programs of the Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

47

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Board of Trustees’ Contract Approval — continued

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices, as well as a customized peer group of similarly managed funds. The Board’s review included comparative performance data for the one-, three-, five- and ten-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Fund. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Fund as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Fund and other types of clients. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by the Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by the Adviser and its affiliates in connection with their relationships with the Fund, including the benefits of research services that may be available to the Adviser as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates are deemed not to be excessive.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of the Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also considered the fact that the Fund is not continuously offered and that the Fund’s assets are not expected to increase materially in the foreseeable future. The Board concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not warranted at this time.

48

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Management and Organization

Fund Management.  The Trustees of Eaton Vance Floating-Rate Income Trust (the Trust) are responsible for the overall management and supervision of the Trust’s affairs. The Trustees and officers of the Trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. The “Noninterested Trustees” consist of those Trustees who are not “interested persons” of the Trust, as that term is defined under the 1940 Act. The business address of each Trustee and officer is Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research, “EVMI” refers to Eaton Vance Management (International) Limited and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVMI is an indirect, wholly-owned subsidiary of EVC. EVD is the Trust’s principal underwriter and a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below. Each Trustee oversees 175 portfolios in the Eaton Vance Complex (including all master and feeder funds in a master feeder structure). Each officer serves as an officer of certain other Eaton Vance funds. Each Trustee serves for a three year term. Each officer serves until his or her successor is elected.

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Interested Trustee

Thomas E. Faust Jr. 1958	Class I Trustee	Until 2020. Trustee since 2007.

Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD and EVMI. Trustee and/or officer of 175 registered investment companies. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVMI, EVC and EV, which are affiliates of the Trust.

Directorships in the Last Five Years.(2) Director of EVC and Hexavest Inc. (investment management firm).

Noninterested Trustees

Scott E. Eston 1956	Class I Trustee(3)	Until 2020. Trustee since 2011.

Private investor. Formerly held various positions at Grantham, Mayo, Van Otterloo and Co., LLC (investment management firm) (1997-2009), including Chief Operating Officer (2002-2009), Chief Financial Officer (1997-2009) and Chairman of the Executive Committee (2002-2008); President and Principal Executive Officer, GMO Trust (open-end registered investment company) (2006-2009). Former Partner, Coopers and Lybrand LLP (now PricewaterhouseCoopers) (a registered public accounting firm) (1987-1997). Mr. Eston has apprised the Board of Trustees that he intends to retire as a Trustee of all Eaton Vance funds effective September 30, 2017.

Directorships in the Last Five Years.(2) None.

Mark R. Fetting(4) 1954	Class III Trustee	Until 2019. Trustee since 2016.

Private investor. Formerly held various positions at Legg Mason, Inc. (investment management firm) (2000-2012), including President, Chief Executive Officer, Director and Chairman (2008-2012), Senior Executive Vice President (2004-2008) and Executive Vice President (2001-2004). Formerly, President of Legg Mason family of funds (2001-2008). Formerly, Division President and Senior Officer of Prudential Financial Group, Inc. and related companies (investment management firm) (1991-2000).

Directorships in the Last Five Years. Formerly, Director and Chairman of Legg Mason, Inc. (2008-2012); Director/Trustee and Chairman of Legg Mason family of funds (14 funds) (2008-2012); and Director/Trustee of the Royce family of funds (35 funds) (2001-2012).

Cynthia E. Frost 1961	Class I Trustee	Until 2020. Trustee since 2014.

Private investor. Formerly, Chief Investment Officer of Brown University (university endowment) (2000-2012); Portfolio Strategist for Duke Management Company (university endowment manager) (1995-2000); Managing Director, Cambridge Associates (investment consulting company) (1989-1995); Consultant, Bain and Company (management consulting firm) (1987-1989); Senior Equity Analyst, BA Investment Management Company (1983-1985).

Directorships in the Last Five Years. None.

George J. Gorman 1952	Class II Trustee	Until 2018. Trustee since 2014.

Principal at George J. Gorman LLC (consulting firm). Formerly, Senior Partner at Ernst & Young LLP (a registered public accounting firm) (1974-2009).

Directorships in the Last Five Years. Formerly, Trustee of the BofA Funds Series Trust (11 funds) (2011-2014) and of the Ashmore Funds (9 funds) (2010-2014).

49

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Management and Organization — continued

Name and Year of Birth	Position(s) with the Trust	Term Expiring; Trustee Since(1)	Principal Occupation(s) and Directorships During Past Five Years and Other Relevant Experience
Noninterested Trustees (continued)

Valerie A. Mosley 1960	Class III Trustee(3)	Until 2019. Trustee since 2014.

Chairwoman and Chief Executive Officer of Valdo Ventures (a consulting and investment firm). Former Partner and Senior Vice President, Portfolio Manager and Investment Strategist at Wellington Management Company, LLP (investment management firm) (1992-2012). Former Chief Investment Officer, PG Corbin Asset Management (1990-1992). Formerly worked in institutional corporate bond sales at Kidder Peabody (1986-1990).

Directorships in the Last Five Years.(2) Director of Dyne Capital, Inc. (mortgage REIT) (since 2013).

William H. Park 1947	Chairperson of the Board and Class II Trustee	Until 2018. Chairperson of the Board since 2016 and Trustee since 2003.

Private investor. Formerly, Consultant (management and transactional) (2012-2014). Formerly, Chief Financial Officer, Aveon Group L.P. (investment management firm) (2010-2011). Formerly, Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (2006-2010). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005). Formerly, Executive Vice President and Chief Financial Officer, United Asset Management Corporation (investment management firm) (1982-2001). Formerly, Senior Manager, Price Waterhouse (now PricewaterhouseCoopers) (a registered public accounting firm) (1972-1981).

Directorships in the Last Five Years.(2) None.

Helen Frame Peters 1948	Class III Trustee	Until 2019. Trustee since 2008.

Professor of Finance, Carroll School of Management, Boston College. Formerly, Dean, Carroll School of Management, Boston College (2000-2002). Formerly, Chief Investment Officer, Fixed Income, Scudder Kemper Investments (investment management firm) (1998-1999). Formerly, Chief Investment Officer, Equity and Fixed Income, Colonial Management Associates (investment management firm) (1991-1998).

Directorships in the Last Five Years.(2) Formerly, Director of BJ’s Wholesale Club, Inc. (wholesale club retailer) (2004-2011). Formerly, Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds) (2000-2009). Formerly, Director of Federal Home Loan Bank of Boston (a bank for banks) (2007-2009).

Susan J. Sutherland 1957	Class II Trustee	Until 2018. Trustee since 2015.

Private investor. Formerly, Associate, Counsel and Partner at Skadden, Arps, Slate, Meagher & Flom LLP (law firm) (1982-2013).

Directorships in the Last Five Years. Formerly, Director of Montpelier Re Holdings Ltd. (global provider of customized insurance and reinsurance products) (2013-2015).

Harriett Tee Taggart 1948	Class II Trustee	Until 2018. Trustee since 2011.

Managing Director, Taggart Associates (a professional practice firm). Formerly, Partner and Senior Vice President, Wellington Management Company, LLP (investment management firm) (1983-2006).

Directorships in the Last Five Years.(2) Director of Albemarle Corporation (chemicals manufacturer) (since 2007) and The Hanover Group (specialty property and casualty insurance company) (since 2009). Formerly, Director of Lubrizol Corporation (specialty chemicals) (2007-2011).

Scott E. Wennerholm(4) 1959	Class I Trustee	Until 2020. Trustee since 2016.

Consultant at GF Parish Group (executive recruiting firm). Trustee at Wheelock College (postsecondary institution) (since 2012). Formerly, Chief Operating Officer and Executive Vice President at BNY Mellon Asset Management (investment management firm) (2005-2011). Formerly, Chief Operating Officer and Chief Financial Officer at Natixis Global Asset Management (investment management firm) (1997-2004). Formerly, Vice President at Fidelity Investments Institutional Services (investment management firm) (1994-1997).

Directorships in the Last Five Years. None.

50

Eaton Vance

Floating-Rate Income Trust

May 31, 2017

Management and Organization — continued

Principal Officers who are not Trustees
Name and Year of Birth	Position(s) with the Trust	Officer Since(5)	Principal Occupation(s) During Past Five Years
Payson F. Swaffield 1956	President	2003	Vice President and Chief Income Investment Officer of EVM and BMR. Also Vice President of Calvert Research and Management (“CRM”).

Maureen A. Gemma 1960	Vice President, Secretary and Chief Legal Officer	2005	Vice President of EVM and BMR. Also Vice President of CRM.

James F. Kirchner 1967	Treasurer	2007	Vice President of EVM and BMR. Also Vice President of CRM.

Paul M. O’Neil 1953	Chief Compliance Officer	2004	Vice President of EVM and BMR.

(1)

Year first appointed to serve as Trustee for a fund in the Eaton Vance family of funds. Each Trustee has served continuously since appointment unless indicated otherwise. Each Trustee holds office until the annual meeting for the year in which his or her term expires and until his or her successor is elected and qualified, subject to a prior death, resignation, retirement, disqualification or removal.

(2)

During their respective tenures, the Trustees (except for Mmes. Frost and Sutherland and Mr. Gorman) also served as Board members of one or more of the following funds (which operated in the years noted): eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); eUnitsTM 2 Year U.S. Market Participation Trust II: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014); and Eaton Vance National Municipal Income Trust (launched in 1998 and terminated in 2009). However, Ms. Mosley did not serve as a Board member of eUnitsTM 2 Year U.S. Market Participation Trust: Upside to Cap / Buffered Downside (launched in 2012 and terminated in 2014).

(3)	VRTP Trustee
(4)	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.
(5)

Year first elected to serve as officer of a fund in the Eaton Vance family of funds when the officer has served continuously. Otherwise, year of most recent election as an officer of a fund in the Eaton Vance family of funds. Titles may have changed since initial election.

51

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. American Stock Transfer & Trust Company, LLC (“AST”), the closed-end funds transfer agent, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct AST, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact AST or your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by AST or your financial advisor.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

Share Repurchase Program.  The Fund’s Board of Trustees has approved a share repurchase program authorizing the Fund to repurchase up to 10% of its outstanding common shares as of the approved date in open-market transactions at a discount to net asset value. The repurchase program does not obligate the Fund to purchase a specific amount of shares. The Fund’s repurchase activity, including the number of shares purchased, average price and average discount to net asset value, is disclosed in the Fund’s annual and semi-annual reports to shareholders.

Additional Notice to Shareholders.  If applicable, a Fund may also redeem or purchase its outstanding preferred shares in order to maintain compliance with regulatory requirements, borrowing or rating agency requirements or for other purposes as it deems appropriate or necessary.

Closed-End Fund Information.  Eaton Vance closed-end funds make fund performance data and certain information about portfolio characteristics available on the Eaton Vance website shortly after the end of each month. Other information about the funds is available on the website. The funds’ net asset value per share is readily accessible on the Eaton Vance website. Portfolio holdings for the most recent month-end are also posted to the website approximately 30 days following the end of the month. This information is available at www.eatonvance.com on the fund information pages under “Individual Investors — Closed-End Funds”.

52

Investment Adviser and Administrator

Eaton Vance Management

Two International Place

Boston, MA 02110

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

200 Berkeley Street

Boston, MA 02116-5022

Fund Offices

Two International Place

Boston, MA 02110

2224    5.31.17

Item 2. Code of Ethics

The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122. The registrant has amended the code of ethics as described in Form N-CSR during the period covered by this report to make clarifying changes consistent with Rule 21F-17 of the Securities Exchange Act of 1934, as amended. The registrant has not granted any waiver, including an implicit waiver, from a provision of the code of ethics as described in Form N-CSR during the period covered by this report.

Item 3. Audit Committee Financial Expert

The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is a private investor. Previously, he served as a consultant, as the Chief Financial Officer of Aveon Group, L.P. (an investment management firm), as the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company), as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Trust’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

(a) –(d)

The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended May 31, 2016 and May 31, 2017 by D&T for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by D&T during such periods

Eaton Vance Floating-Rate Trust Income

Fiscal Years Ended	5/31/16	5/31/17
Audit Fees	$106,250	$109,675
Audit-Related Fees(1)	$0	$18,000
Tax Fees(2)	$20,003	$20,203
All Other Fees(3)	$0	$0

Total	$126,253	$147,878

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees and specifically include fees for the performance of certain agreed-upon procedures relating to the registrant’s Revolving Credit and Security Agreement.
(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation and other related tax compliance/planning matters.
(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.

(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.

The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by D&T for the registrant’s fiscal years ended May 31, 2016 and May 31, 2017; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the Eaton Vance organization by D&T for the same time periods.

Fiscal Years Ended	5/31/16	5/31/17
Registrant	$20,003	$38,203
Eaton Vance(1)	$10,434	$194,018

(1)	The investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.

(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. George J. Gorman (Chair), Scott E. Eston, Valerie A. Mosley, William H. Park and Scott E. Wennerholm are the members of the registrant’s audit committee.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.

The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer them back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.

In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personnel of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Eaton Vance Management (“EVM” or “Eaton Vance”) is the investment adviser of the Trust. Ralph H. Hinckley, Jr. and Scott H. Page comprise the investment team responsible for the overall management of the Trust’s investments.

Mr. Hinckley is a Vice President of EVM and has been a portfolio manager of the Trust since January 2008. Mr. Page is a Vice President of EVM, has been a portfolio manager of the Trust since June 2004 and is Co-Director of EVM’s Floating Rate Loan Group. Messrs. Hinckley and Page have managed other Eaton Vance portfolios for more than five years. This information is provided as of the date of filing of this report.

The following table shows, as of the Trust’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets (in millions of dollars) in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets (in millions of dollars) in those accounts.

	Number of All Accounts	Total Assets of All Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
Ralph H. Hinckley, Jr.
Registered Investment Companies	1	$1,016.6	0	$0
Other Pooled Investment Vehicles	3	$6,803.9	0	$0
Other Accounts	1	$907.9	0	$0
Scott H. Page
Registered Investment Companies	12	$28,063.6	0	$0
Other Pooled Investment Vehicles	12	$8,727.0	1	$2.4
Other Accounts	8	$4,791.8	0	$0

The following table shows the dollar range of Trust shares beneficially owned by each portfolio manager as of the Trust’s most recent fiscal year end.

Portfolio Manager	Dollar Range of Equity Securities Beneficially Owned in the Trust
Ralph H. Hinckley, Jr.	$10,001 – $50,000
Scott H. Page	$100,001 – $500,000

Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of the Trust’s investments on the one hand and the investments of other accounts for which a portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Trust and other accounts he advises. In addition, due to differences in the investment strategies or restrictions between the Trust and the other accounts, the portfolio manager may take action with respect to another account that differs from the action taken with respect to the Trust. In some cases, another account managed by a portfolio manager may compensate the investment adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his discretion in a manner that he believes is equitable to all interested persons. EVM has adopted several policies and procedures designed to address these potential conflicts including a code of ethics and policies that govern the investment adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocations, cross trades and best execution.

Compensation Structure for EVM

Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual non-cash compensation consisting of options to purchase shares of Eaton Vance Corp.’s (“EVC’s”) nonvoting common stock, restricted shares of EVC’s nonvoting common stock and a Deferred Alpha Incentive Plan, which pays a deferred cash award tied to future excess returns in certain equity strategy portfolios. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.

Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus the benchmark(s) stated in the prospectus, as well as an appropriate peer group (as described below). In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe ratio (Sharpe ratio uses standard deviation and excess return to determine reward per unit of risk). Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group or market index. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. A portion of the compensation payable to equity portfolio managers and investment professionals will be determined based on the ability of one or more accounts managed by such manager to achieve a specified target average annual gross return over a three year period in excess of the account benchmark. The cash bonus to be payable at the end of the three year term will be established at the inception of the term and will be adjusted positively or negatively to the extent that the average annual gross return varies from the specified target return. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.

The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.

EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is generally based on a substantially fixed percentage of pre-bonus adjusted operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

No such purchases this period.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Eaton Vance Floating-Rate Income Trust

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	July 21, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	July 21, 2017